UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1: Report to Shareholders

PARNASSUS FUNDS®

ANNUAL REPORT  ◾  DECEMBER 31, 2017

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Annual Report • 2017

February 9, 2018

President’s Letter

2017 was a terrific year to be invested in stocks. With a 21.83% gain, the S&P 500 Index joined other major indexes across the globe in posting an exceptionally high return. An acceleration of economic growth was a key factor in boosting investor sentiment. The consensus expectation for growth in 2017 was 2.3% for the U.S., which is well ahead of last year’s 1.5%. Even more important, economists expect growth to accelerate to 2.5% for 2018. The unemployment rate has been on a similar trajectory, dropping from 4.7% at the end of 2016 to an expected 4.1% for the end of 2017.

In 2017, investors betting on change and disruption were the big winners. The stocks of companies with missions to disrupt long-stable industries led the market higher last year. Amazon, Netflix and Facebook posted great returns, as they were all up over 50% in 2017. A less well-known technology company that did even better was semiconductor company Nvidia, which posted an 82% gain. One use of Nvidia’s chips is for mining cryptocurrencies, like Bitcoin. Amazingly, this new currency soared from $1,000 at the beginning of 2017 to more than $12,000 in just 12 months, and in doing so emphatically underscored the “change and disruption wins” theme.

The corollary of this dominant theme is that companies in the crosshairs of the innovators remained out of favor in 2017. That many of these traditional companies entered the year with attractive valuations did nothing to improve their stocks’ performance. In fact, the subset of the S&P 500 labeled “Value” by the index provider returned a relatively pedestrian 15.4% in 2017. This is more than six percentage points less than the broad index, and a full 12 percentage points worse than the S&P 500 Growth Index.

Our fund managers incorporate rigorous valuation work into their investment decisions. This means that we buy stocks only when they have modest or better valuations, and we avoid stocks with sky-high valuations. We do this because we believe that investing in securities with attractive valuations is one of the most reliable ways to generate attractive risk-adjusted returns over the long-term. Unfortunately, when growth stocks are clearly in favor, a value-oriented approach represents a stiff headwind to performance. This was one reason why our funds didn’t keep up with the soaring indexes in 2017. A consolation is that the Parnassus Core Equity Fund and the Parnassus Endeavor Fund beat their respective Lipper averages, and the Parnassus Mid Cap Fund finished in a virtual tie with its peer average.

In the reports that follow, our portfolio managers discuss their funds’ performance for 2017. They also discuss their outlooks and strategies to get back to outperforming their indexes in the coming year. I hope you enjoy the reports.

Thank you all for investing with the Parnassus Funds.

Yours truly,

Benjamin E. Allen

President

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2017, the net asset value per share (“NAV”) of the Parnassus Fund – Investor Shares was $48.27, so after taking dividends into account, the total return for the year was 16.08%. This compares to a gain of 21.83% for the S&P 500 Index (“S&P 500”) and a gain of 19.50% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). Normally, we’d be pleased with an annual return of more than 16%, but this year, it doesn’t look too good in comparison with our benchmarks. The market’s advance was led by technology stocks that we didn’t own due to their expensive valuations. Investors paid exorbitant prices for growth and left behind many of our socially responsible, competitively advantaged businesses with long track records of success. Eventually, we believe the market will come to its senses and realize that these technology stocks are overvalued, or that our industry leaders are undervalued, or both.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. Our underperformance in 2017 pulled the Fund’s return below the S&P 500 for the one-, three- and

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2017

Parnassus Fund Investor Shares	16.08	9.71	15.24	10.72	0.86	0.86

Parnassus Fund Institutional Shares	16.25	9.84	15.31	10.76	0.71	0.71

S&P 500 Index	21.83	11.41	15.79	8.50	NA	NA

Lipper Multi-Cap Core Average	19.50	8.90	13.74	7.14	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 9.99%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

five-year periods, but we remain well ahead on the ten-year period. The Fund is trailing the Lipper average for the one-year period, but is ahead on the three-, five- and ten-year periods. We’re proud of the ten-year period, where the Parnassus Fund – Investor Shares has returned 10.72% per year, compared to 8.50% for the S&P 500 and 7.14% for the Lipper average. This is 2.22% per year more than the S&P 500 and 3.58% per year more than the Lipper average.

Company Analysis

Eight companies each contributed 80 basis points (a basis point is 1/100th of one percent) or more to the Parnassus Fund’s return this year, while only three subtracted more than 30 basis points from the return. The stock that hurt us the most was toy-manufacturer Mattel, best known for its iconic brands Barbie, Hot Wheels and Fisher-Price. Mattel’s stock cut 65 basis points from the Fund’s return as it dropped 10.3% from our average purchase price of $17.15 to $15.38. The shares slumped as Mattel reported declining sales and earnings, which forced the company to suspend its dividend. The weak performance was caused by a combination of tired brands, poor production planning and the bankruptcy of Toys R Us, the largest toy-store chain in the country. Mattel now has a new management team in place, and we believe their plan to reinvigorate the company will create significant upside for shareholders, so we added to our position as the stock sunk to its low of $13.04 in November. The stock quickly jumped off its low after press speculation that toy-rival Hasbro may acquire Mattel. We believe the current stock price does not reflect the company’s valuable brands, and we expect our upside will be significant, as management either improves operations, or sells the company at a premium.

PARNASSUS FUNDS	Annual Report • 2017

Allergan, a pharmaceutical company best known for developing Botox, fell 22.1% from $210.01 to $163.58, reducing the Fund’s return by 35 basis points. The stock fell after a federal judge invalidated patents covering the company’s $1.5 billion dry eye drug, Restasis, thereby enabling a generic version to come to the market. Shares declined again after Revance Therapeutics, a clinical-stage biotech company, presented data showing that its competing Botox product lasts longer than Allergan’s Botox. We added to our position as the stock moved lower, because we think Allergan’s aesthetics franchise remains solid despite increasing competition. The stock is also cheap, trading at just ten times expected 2018 earnings.

Patterson Companies, a leading animal health and dental distributor, sank 11.9% from $41.03 to $36.13, lowering the Fund’s return by 34 basis points. The company reported weak earnings due to sluggish dental sales caused by personnel issues and the loss of exclusivity with its largest dental manufacturing partner. The stock is now on the bargain table, and we’re hopeful the newly appointed CEO, Mark Walchirk, will improve Patterson’s sales execution and operating margins.

Auto insurer Progressive was the Parnassus Fund’s best performer, adding 192 basis points to the Fund’s return as its shares soared 58.6% from $35.50 to $56.32. Progressive’s earnings growth shifted into high gear due to the impressive combination of accelerating revenue growth and lower policy loss rates. The company is the industry leader in predictive analytics, which allows it to identify safe drivers and reward them with lower prices, while avoiding unsafe drivers who are unprofitable. A new home insurance product drove Progressive’s revenue growth, as customers bundled their home and auto policies together to save money and time.

Industrial gas supplier Praxair contributed 122 basis points to the Fund’s return, as the stock rose 32.0% from $117.19 to $154.68. Praxair announced a merger with Linde, a German competitor. The merger will create the world’s largest industrial gas supplier, combining Praxair’s leading position in the Americas with Linde’s strong presence in Europe and Asia. The combination of Praxair’s operational excellence and Linde’s engineering and technology leadership should accelerate earnings growth.

Semiconductor manufacturer Micron Technology added 94 basis points to the Parnassus Fund’s return, as the stock jumped 21.3% from $21.92 to our average selling price of $26.59. Micron makes two kinds of memory chips, DRAMs (dynamic random access memory) and NAND flash memory chips. Memory chips are commodities, which are sensitive to supply-demand relationships. Memory chip prices continued their upward momentum from 2016 due to surging demand from data-center servers, smartphones and Internet-connected devices, while producers were careful not to oversupply the market.

KLA-Tencor, a leading semiconductor equipment manufacturer, boosted the Fund’s return by 90 basis points, as its stock rose 33.5% from $78.68 to $105.07. The stock climbed higher as healthy demand for the company’s wafer inspection tools drove better than expected earnings results.

Parnassus Fund as of December 31, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Alliance Data Systems Corp.	4.4%

Progressive Corp.	4.4%

Gilead Sciences Inc.	4.3%

Motorola Solutions Inc.	4.2%

Praxair Inc.	4.1%

International Business Machines Corp.	3.3%

Mattel Inc.	3.3%

Mondelez International Inc., Class A	3.2%

Intel Corp.	3.2%

Pentair plc	3.0%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2017	PARNASSUS FUNDS

Alphabet, the parent of Google, added 86 basis points to the Fund’s return, as its stock increased 32.9% from $792.45 to $1,053.40. The stock marched higher throughout the year, as revenue growth exceeded 20%. Mobile search, YouTube and digital advertising were the main growth drivers.

Pentair manufactures pumps, filters, valves and thermal solutions for the water and electrical markets. The company contributed 84 basis points to the Fund’s return, as its stock jumped 26.0% from $56.07 to $70.62. Early in the year, investors cheered the company’s plan to separate its water and electrical segments into two standalone companies. Pentair also noted signs of improvement in its markets throughout the year, supporting sales momentum into 2018.

Transportation provider FedEx added 83 basis points to the Fund’s return, as the stock climbed

Value on December 31, 2017 of $10,000 invested on December 31, 2007

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

34.0% from $186.20 to $249.54. The company delivered solid earnings and benefited from growing demand for international air freight and e-commerce shipments, as consumers globally are purchasing more imported goods online.

Semiconductor giant Intel added 80 basis point to the Fund’s return, as its stock rose 27.3% from $36.27 to $46.16. The company raised its financial forecast for the year due to surging demand for semiconductors in its data center business, especially from its cloud computing customers. Intel also closed the acquisition of Mobileye, a leader in computer vision for autonomous driving, which will boost sales and earnings in the future.

Outlook and Strategy

The S&P 500 was up 21.83% in 2017, the ninth consecutive year of positive returns. It was a remarkably smooth ride, as 2017 was the first year in history that the market rose in every month. Stocks moved higher due to strong corporate earnings growth, synchronized global economic expansion and tax reform, which should boost corporate earnings in 2018 and provide consumers with more cash in their pockets.

The S&P 500 Growth Index returned 27.4% in 2017, far exceeding the 15.4% return of the S&P 500 Value Index. This 12.0% difference is the largest outperformance of Growth over Value since 1999, the peak of the dot-com bubble. This large gap hurt us in 2017, as the Fund skews more toward Value than Growth. While it’s fun to own the stocks that everyone is talking about, we’re confident that our time-tested discipline to avoid the high-flyers and search for under-the-radar bargains will pay off over the long-term.

As we turn the page to 2018, the economy looks strong. The U.S. has added jobs for 86 consecutive months, the longest period on record, and the unemployment rate now stands at just 4.1%, the lowest level since 2000. A strong job market and the excitement around tax reform have propelled consumer confidence close to its highest level in 17 years. Mortgage rates remain low by historical standards, helping to support a robust housing market.

However, we’re also monitoring several cautious data points. Wage growth and inflation have remained stubbornly low, which have held longer-term Treasury yields down while shorter-term yields have risen. This phenomenon, known as a flattening yield curve, has been a leading indicator of economic downturns. Additionally, we think the biggest risk to the stock market in 2018 is its high valuation. At year-end, the S&P 500 traded at 18.2 times forward earnings estimates, its highest level since 2002. This level of optimism among investors makes us nervous, but we gain some comfort knowing that the stocks in our portfolio trade at just 16.8 times forward earnings estimates. While we won’t be immune to a market correction, we expect the Fund to fall less than the market if we experience a sell-off.

PARNASSUS FUNDS	Annual Report • 2017

Overall, we think the market is fully-valued, if not over-valued. So, we were pleased to identify an attractive investment opportunity toward the end of the year. We purchased shares of Nielsen, the leading information and data company that measures what consumers buy and watch. The company’s “Buy” business, which provides consumer packaged-goods data to manufacturers and retailers, has suffered as manufacturers have reduced their marketing spend. We believe this is more than reflected in the stock’s cheap valuation, and that management has the expertise needed to improve this segment’s performance. Meanwhile, Nielsen’s “Watch” business, which measures media viewership, continues to do well.

Over the course of 2017, we reduced our exposure to the technology sector given its significant outperformance and high valuation. We increased our exposure to the health care and consumer discretionary sectors, where we have found a number of undervalued businesses with competitive advantages. The Fund remains overweight the financial sector, which we expect will benefit from a strong economy and rising rates.

We’re not market forecasters, so although the market is expensive, we don’t know if its next move will be up or down. Our focus is on investing in increasingly relevant, high-quality businesses that trade at bargain prices. That’s what’s worked for us in the past, and we believe it will continue to pay dividends in the future.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Robert J. Klaber Portfolio Manager	Ian E. Sexsmith Portfolio Manager

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2017, the net asset value (NAV) of the Parnassus Core Equity Fund – Investor Shares was $42.67. After taking dividends into account, the total return for the fourth quarter was 5.52%. This compares to increases of 6.64% for the S&P 500 Index (“S&P 500”) and 5.46% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”). For the year, the Parnassus Core Equity Fund – Investor Shares gained 16.58%, which was better than the 15.48% return for the Lipper average, but falls short of the 21.83% gain for the S&P 500.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2017

Parnassus Core Equity Fund Investor Shares	16.58	8.58	14.45	9.70	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	16.81	8.79	14.65	9.92	0.66	0.66

S&P 500 Index	21.83	11.41	15.79	8.50	NA	NA

Lipper Equity Income Fund Average	15.48	8.24	12.32	7.00	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.37%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

The Fund returned 16.58% for the year and trailed the S&P 500 by 5.25%. Sector allocations had a slightly negative effect on our relative performance. Our overweight position in consumer staples stocks cost us the most, as this group gained 13.3% on average during the year, far less than the index. The most significant positive allocation effect came from our underweight in the energy sector, which posted a slight loss for the year.

Moving on to individual stocks, our biggest loser for the year was CVS Health. The stock reduced the Fund’s return by 21 basis points (a basis point is 1/100th of one percent) as it dropped 8.1% from $78.91 to $72.50. Customer losses, weakness in its retail business and concern that Amazon may enter the pharmaceutical supply chain weighed on CVS Health throughout the year. Partly to offset these headwinds, the company announced in December that it will invest $77 billion to acquire Aetna, one of the country’s largest health care insurers. This deal will transform CVS Health into a vertically integrated health care company, which should enable more coordinated care and greater savings for patients and the health care system.

Compass Minerals, a leading provider of salt for road safety and minerals for plant nutrition, dropped 17.2% from $78.35 to our average selling price of $64.89, subtracting 19 basis points from the Fund’s return. The stock fell at the beginning of the year after management issued a disappointing earnings outlook for 2017, as a warm winter reduced demand for the company’s de-icing salt. Shares declined again in September when the company cut its earnings guidance due to weaker than expected plant nutrition volumes

PARNASSUS FUNDS	Annual Report • 2017

and a production outage at one of its salt mines. We decided to sell our shares, because we were disappointed with the company’s capital allocation decisions, high leverage and significant management turnover.

Sempra Energy, a San Diego, California-based utility, reduced the Fund’s return by 13 basis points in 2017, as the stock fell 7.1% from our average buy price of $115.11 to $106.92. The stock declined during December, as Northern California-based utility PG&E announced the suspension of its dividend due to a large potential liability associated with the wildfires in Napa and Sonoma Counties. While none of Sempra’s operations were impacted by the Northern California wildfires, the stock fell in sympathy with PG&E. During 2017, we met extensively with Sempra’s management team, and have been very impressed with its fire management strategy, which includes state-of-the-art weather monitoring, electric shut-off protocols, advanced camera systems, vegetation management, a high percentage of steel pole infrastructure and contracted fire crews. In addition, a large percentage of Sempra’s electric infrastructure is underground, which greatly reduces fire risk. Another positive about Sempra is that it generates 43% of its electricity from renewable sources, well ahead of California’s regulations. We are excited about Sempra’s prospects in 2018 as they plan to close their acquisition of Texas utility Oncor during first quarter of 2018.

Tech giant Apple had a fantastic year, as the stock surged 46.1% from $115.82 to $169.23, increasing the Fund’s return by 165 basis points. The stock rose early in the year after the company reported better than expected earnings, driven by robust demand for its iPhone 7, Mac computers and service offerings across nearly all its major sales regions. The stock moved higher over the summer as investors turned their attention to the launch of the widely-anticipated tenth anniversary iPhone X. After positive reviews of the newly released iPhone X and its captivating features, such as Face ID, investors gained even greater conviction that Apple could sustain its sales momentum. We remain excited about Apple’s long-term growth prospects, as it benefits from a strong product upgrade cycle, growing services business and tremendous free cash flow.

PayPal, the leading digital payments company, rose an amazing 86.5% from $39.47 to $73.62, adding 146 basis points to the Fund’s return. The stock climbed steadily throughout 2017, as the company consistently delivered better than expected sales and earnings. The company saw meaningful improvement during the year in customer engagement, transaction volumes and pricing. Investors also gained confidence in the long-term relevancy of PayPal’s platform after it announced strategic partnerships with numerous players in the payments ecosystem, including Visa, Mastercard and Facebook.

Praxair added 142 basis points to the Fund’s return, as the stock rose 32.0% from $117.19 to $154.68. The company announced during the year a merger of equals with Linde, a leading German industrial gas company. The merger will create the world’s largest industrial gas company with a combined market value of over $70 billion and revenue of approximately $30 billion. The new company will have more diverse and balanced end-markets and will combine Praxair’s leading position in the Americas with Linde’s strong presence in Europe and Asia. Additionally, each company brings complementary strengths, with Praxair’s operational excellence and Linde’s engineering and technology leadership. The deal is expected to close in the second half of 2018.

Parnassus Core Equity Fund as of December 31, 2017 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Intel Corp.	5.4%

Danaher Corp.	5.3%

Praxair Inc.	4.9%

Gilead Sciences Inc.	4.7%

The Walt Disney Co.	4.3%

VF Corp.	4.0%

Wells Fargo & Co.	4.0%

Novartis AG (ADR)	3.4%

The Clorox Company	3.2%

United Parcel Service Inc., Class B	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2017	PARNASSUS FUNDS

Outlook and Strategy

Entering 2018, we feel that, while the economic cycle appears to be in the late innings, a recession doesn’t seem imminent. In fact, economic growth accelerated during the second half of 2017, and signs point to continued acceleration in 2018. Geopolitics are a concern, as always, but we think these risks are best mitigated by owning companies with durable franchises. A risk more difficult to manage is the overall valuation of the stock market, a result of an unusually long bull market that began in early 2009. According to FactSet, the S&P 500 currently trades at a P/E ratio of 27 times expected 2017 earnings, while the tech-heavy NASDAQ is even more expensive at 27 times earnings. These multiples are significantly above historic averages.

While many technology companies have great long-term prospects due to potential growth in cloud computing, data analytics and connectivity,

Value on December 31, 2017 of $10,000 invested on December 31, 2007

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

valuations for most technology companies seem excessive. As a result, the Fund is underweight the technology sector. This sector allocation decision could reduce downside risk, if richly valued technology companies come back to earth in 2018.

We remain underweight the energy sector. We expect oil prices to remain low for the long-term, due to increased shale oil supply and weaker hydrocarbon demand as renewable energy gains share. Our other major underweight is in the financial sector.

A major theme of our portfolio is to own companies that use technology to transform their operations, but which trade at reasonable valuations. Portfolio companies Disney, Starbucks and UPS use technology to drive efficiency, improve customer experiences and develop new growth opportunities. Another good example of this theme is Clorox, the Oakland, California-based household products company, an innovative version of its much larger competitor, Procter & Gamble.

Health care remains a significant overweight position in the Fund. The Fund’s highest conviction health care investments include leaders in innovation, including Danaher, Gilead Sciences, Novartis and Hologic. The Fund is also overweight consumer staples companies that offer durable earnings growth potential. While we are closely monitoring Amazon’s ability to change the competitive landscape, we think our consumer staples investments, led by Clorox and global snack company Mondelez, can grow due to strong brands and innovation. Finally, the Fund is overweight the industrials and materials sectors. Our holdings in these areas offer long-term upside due to increasing demand for infrastructure, manufacturing and logistics.

We wake up every morning expecting good things to happen to our portfolio companies, while also keeping a close eye on risks. While some of the worst risks are nearly impossible to predict and mitigate, we think a consistent stock selection process can help minimize losses in the event of an overall stock market correction. Our stock selection process has served us well over the course of multiple market cycles, and we expect the Fund to offer an attractive balance of upside participation and downside risk mitigation in the future.

As always, we thank you for your confidence and investment in the Parnassus Core Equity Fund.

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2017, the NAV of the Parnassus Endeavor Fund – Investor Shares was $37.18, so after taking dividends into account, the total return for the year was 19.81%. This compares to a return of 21.83% for the S&P 500 Index (“S&P 500”) and 19.50% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). It was another great year for the Parnassus Endeavor Fund, as we’ve gained about 20% for two years in a row. I’m happy that we were able to give our shareholders such an attractive return.

Even though we earned almost 20% this year, our return was two percentage points below the S&P 500. The main reason for this was that technology now accounts for about 24% of the S&P 500 (up from 19.7% three years ago), and technology stocks

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2017

Parnassus Endeavor Fund Investor Shares	19.81	14.52	18.48	13.65	0.97	0.95

Parnassus Endeavor Fund Institutional Shares	20.03	14.72	18.59	13.71	0.74	0.74

S&P 500 Index	21.83	11.41	15.79	8.50	NA	NA

Lipper Multi-Cap Core Average	19.50	8.90	13.74	7.14	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 15.17%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

had a great year, driving the S&P 500 much higher. Although the Parnassus Endeavor Fund has traditionally had a large representation of technology stocks – usually about 35% of the portfolio – we reduced our holdings during the year in some of those stocks that appeared to be fully-valued and even overvalued. For example, we owned 400,000 shares of Apple at the beginning of the year, when it traded around $116 a share, but by the end of the year, we only owned 25,000 shares when it traded at $169 a share. Similarly, we owned 2,200,000 shares of Applied Materials at the start of the year trading at $32 a share, but we only owned 100,000 shares at the end of the year, when it traded at $51.

During the year, we made some very nice gains in technology stocks, so we decided to take some profits by selling when I thought they were fully-valued. As it turned out, those stocks kept going higher, so that we didn’t quite keep up with the S&P 500 for the year.

To the left is a table comparing the Parnassus Endeavor Fund – Investor Shares with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You’ll notice that we’re ahead of the S&P 500 for all time periods except for the one-year period, and we’re ahead of the Lipper average for all time periods. This performance has made the Parnassus Endeavor Fund – Investor Shares the best-performing of all 391 multi-cap core funds followed by Lipper over the past ten years.*

To put the Fund’s performance in dollar terms, look at the graph on page 14. It shows the growth of a hypothetical $10,000 investment in the Fund made ten years ago, compared to the growth of a $10,000 investment in the S&P 500 and a $10,000 investment in the Lipper average. Had

* For the one-, three- and five-year periods, the Fund was #426 of 779 funds, #1 of 650 funds and #4 of 564 funds, respectively.

Annual Report • 2017	PARNASSUS FUNDS

you been able to invest $10,000 in the S&P 500 on December 31, 2007, you would have had $22,590 on December 31 of 2017, and if you would have invested $10,000 in the multi-cap core funds covered by the Lipper average, you would have had $20,029. By comparison, you would have had $35,965, if you had invested in the Parnassus Endeavor Fund. In other words, you would have made $12,590 with the S&P 500 and $10,029 with the Lipper average, but $25,965 with the Parnassus Endeavor Fund or more than double over the ten-year period.

Company Analysis

There were seven companies that each contributed 110 basis points (a basis point is 1/100th of one percent) or more to the Fund’s return, and there were no stocks that subtracted that much from the NAV. The only one that did substantial damage to our return was toy-manufacturer Mattel, which cut 81 basis points from the Fund’s return, as its stock sank 11.8% from our cost of $17.43, where we bought it during the year to $15.38 by the end of the year. The shares slumped after Mattel reported disappointing sales and lower gross margins in the middle of the year, then fell further in September after Toys R Us, the largest U.S. toy-store chain, filed for bankruptcy, casting a pall over the outlook for future sales of Mattel’s toys. Besides the bankruptcy, tired brands and poor production planning hurt the stock. While we recognize the near-term challenges facing Mattel, we think new CEO Margaret Georgiadis’ plan to reinvigorate Mattel’s brands by creating online media content, shortening the product development cycle and fostering innovation, should improve performance in the future. Right now, it looks like the stock has hit bottom, and I expect the next big move to be higher. The company has some great brands in Barbie, Hot Wheels and Fisher-Price, and if it’s able to introduce some hot-selling new brands, Mattel’s stock could have some substantial gains.

The big winner for the year was Micron Technology, which soared 87.6% from $21.92 to $41.12 for an astonishing gain of 330 basis points to the Fund’s return. Surging demand from data-centers, smartphone manufacturers and Internet-connected devices moved prices much higher for the memory chips produced by Micron, causing company earnings to hit an all-time high.

VF Corporation, the global apparel company with important brands such as The North Face, Vans and Timberland, increased the Fund’s return by 196 basis points, as its stock surged 38.7% from $53.35 to $74.00. The company had strong sales and earnings paced by Vans and The North Face, as well as higher e-commerce sales and good growth in international sales.

American Express boosted the Fund’s return by 148 basis points, as its stock rose 34.1% from $74.08 to $99.31. After losing the Costco credit card account to Citigroup in 2016, management responded with new marketing initiatives and membership rewards that improved cardholder engagement and accelerated earnings growth. American Express is capitalizing on its premium brand and great customer service.

Whole Foods, a leading retailer of organic and natural foods, added 123 basis points to the Fund’s return, as its stock jumped 36.5% from $30.76 to $42.00 on a takeover by Amazon. The takeover occurred after the stock slumped in 2016, and activist investors pressed management to sell the company.

Parnassus Endeavor Fund as of December 31, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

QUALCOMM Inc.	10.2%

Gilead Sciences Inc.	9.7%

VF Corp.	5.1%

Mattel Inc.	4.8%

United Parcel Service Inc., Class B	4.3%

International Business Machines Corp.	4.3%

American Express Co.	4.2%

Wells Fargo & Co.	4.0%

Intel Corp.	3.9%

Signature Bank	3.7%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2017

Autodesk, the leading software provider for architects, engineers and designers rose 41.6% from $74.01 to $104.83, adding 120 basis points to the Fund’s return. The stock moved higher in early 2017 with better earnings and new subscriber growth, then moved higher later in the year, when investors gained confidence in Autodesk’s ability to execute its transition to a software-as-a-service model.

The last two stocks we’ll talk about are very interesting, because each of them added 110 basis points to the Fund’s return for the year. While one stock was almost flat during the period, and the other one actually finished the year at a price that was lower than where it started the year, I swear I did not do this with black magic. This feat, though, does deserve an explanation.

Gilead Sciences is a biotechnology firm that makes therapies for HIV and hepatitis C. The stock

Value on December 31, 2017 of $10,000 invested on December 31, 2007

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

started the year at $71.61 and ended the year at $71.64, so the gain was only 0.04% or almost flat. However, the stock contributed 110 basis points to our return with almost no gain for the year. We owned 1.8 million shares at the beginning of the year when the price was $71.61, but the price dropped into the 60’s in February, and we continued to buy during the year, adding millions of shares at prices as low as $65.50 in February, then adding more in May at prices as low as $64, then buying more throughout the year, thus bringing our cost down to $69.32. The stock moved into the 80’s in September and October based on the news that Gilead would acquire Kite Pharma, a leader in cellular therapy for cancer. We began selling much of our stake in Gilead at this time for prices as high as $85 a share, thus locking in a profit. When the stock fell back into the low 70’s, we started adding to our position again. That’s how we were able to gain 110 basis points to the Fund’s return on our position in Gilead.

We started the year with two million shares of Qualcomm, the leading manufacturer of mobile phone chips, when the price was $65.20 per share. The price of the shares dropped into the 50’s and at one point even went down to $48.92 based on a dispute with Apple over the price that Apple should pay for the chip that powers the Apple iPhone. Apple stopped paying for the chips it was buying from Qualcomm, and I figured that at some point, they would settle the dispute and Apple would have to pay for the chips that it received. We added to our position in the stock, bringing our cost down to $56.27 per share. In early November, Broadcom made an offer of $70 a share to buy Qualcomm, which would amount to a price tag of about $105 billion.

Qualcomm’s shares moved into the 60’s and ended the year at $64.02. This added 110 basis points to the Fund’s return, so we made a nice profit on the stock, even though it dropped from $65.20 to $64.02 over the year.

Outlook and Strategy

The S&P 500 is now trading at 23 times its last 12 months’ earnings. Over the last ten years, the multiple has averaged 17 times, and the average has been in the 15 to 16 range if you go back a few years. By any historical measure, the market is way overvalued and due for a correction. Does this mean that there will be a big move down for the stock market in 2018?

One would think so, but there are some unusual circumstances that may prevent a big sell-off. First, interest rates are extremely low, so investors have few alternatives to the stock market, so this might keep the market moving higher, or at least prevent a big move lower.

Second, the economy is very strong right now, and unemployment is only around 4.1%. That should keep corporate earnings moving higher, and if this happens, the price/earnings (P/E) ratio should move lower, since the “E” would be higher. A lower P/E ratio would move it into the normal range.

Annual Report • 2017	PARNASSUS FUNDS

Third, the tax cut will help corporate earnings, since more revenue will drop to the bottom line. This will definitely make the “E” go higher and reduce the P/E ratio.

Given this situation, it’s quite possible that the market will continue to move higher. At some point though, there should be a correction, but there needs to be a catalyst for this correction to take place. One never knows what this catalyst might be, but in the past, the thing that triggers a move down comes as a surprise. Possibilities include an increase in interest rates or lower corporate earnings.

If the economy keeps getting stronger, interest rates will probably rise. If they increase enough, some people will take money out of the stock market and put it in the bank or invest in bonds. This would put pressure on the stock market and might start a move lower.

If technology products saturate the market, and consumers stop increasing their spending on iPhones and other high-tech products, then earnings will stagnate and stocks will go down. This would ripple through the whole economy and bring equities down to more reasonable levels.

A trade war is another factor that would move the market lower. President Trump has taken an adversarial position against many of our trading partners, and if this results in a trade war, that might drive the economy into a recession and force the stock market into a free fall.

Even with all these factors pointing to a possible big move down for the market, stocks could still keep moving higher. After the election of Donald Trump as President, I thought there might be a major correction in 2017, given the high valuations and the unpredictability of Trump’s policies. Fortunately, we stayed fully-invested, and both the S&P 500 and the Parnassus Endeavor Fund moved up about 20% last year.

Those are my thoughts for the outlook, now what’s my strategy? Even with my concerns about the valuation of the stock market right now, I plan to keep the portfolio close to fully-invested, which for me means at least 90% of the assets in equities. However, there are two defensive measures I’ve taken with the portfolio. First, I’m investing in companies where the P/E ratio is lower than the historical ratios for those companies. This should give us a cushion if there is a downdraft. Our stocks will go down if there is a big drop, but hopefully, they won’t go down as much as the market as a whole. As I indicated earlier, the P/E ratio of the S&P 500 is around 23, while the ratio for the Parnassus Endeavor Fund is 17.2, so that should help cushion any big move lower.

Second, I’ve reduced our exposure to technology stocks compared to our traditional practice of having around 35% or more in the portfolio. There is a risk in doing this. If technology stocks keep moving higher, the Parnassus Endeavor Fund will underperform compared to the S&P 500.

This is a risk, though, that I’m willing to take. Here’s why. Right now, about 24% of the S&P 500 is invested in technology stocks like Apple, Facebook, Google, Netflix, Amazon and Microsoft. A year ago, it was 20.8%. Three years ago, tech stocks had a 19.7% weighting. This means that index funds have a higher portion of tech stocks in their portfolios than in the past. If technology stocks move lower, that will have a much bigger impact on the S&P 500. Given my views, it’s best to have a lower percentage of technology stocks in the portfolio right now.

Thank you for investing with us in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2017, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $32.07, so after taking dividends into account, the total return for 2017 was a gain of 15.79%. This compares to a gain of 18.52% for the Russell Midcap Index (“Russell”) and a gain of 15.83% for the Lipper Mid-Cap Core Fund Average, which represents the average mid-cap core funds followed by Lipper (“Lipper average”). For the quarter, the Parnassus Mid Cap Fund – Investor Shares was up 4.07%, behind the Russell’s 6.07% return and the Lipper average’s 5.54% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. The Fund’s long-term track record remains very good, as it outperformed its benchmarks in most of the listed periods.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2017

Parnassus Mid Cap Fund Investor Shares	15.79	10.04	13.71	10.28	1.01	0.99

Parnassus Mid Cap Fund Institutional Shares	16.04	10.26	13.84	10.35	0.80	0.80

Russell Midcap Index	18.52	9.58	14.96	9.11	NA	NA

Lipper Mid-Cap Core Fund Average	15.83	8.37	13.24	7.79	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 11.34%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

The Parnassus Mid Cap Fund – Investor Shares returned 15.79% in 2017. Normally, we would be thrilled with this return. However, the Fund’s gain wasn’t enough to keep up with the surging Russell. The Fund trailed the Russell by 273 basis points (a basis point is 1/100th of one percent) and the Lipper average by 4 basis points.

The Fund had positive attribution from its sector allocations. The Fund benefitted from having an underweight position in energy and real estate stocks, two of the worst performing sectors in the benchmark. These allocations increased the Fund’s return relative to the benchmark by 90 and 45 basis points, respectively. Our overweight position in the consumer staples sector hurt us the most, detracting 45 basis points from the Fund’s return.

The Fund’s health care and information technology stocks hurt performance relative to the Russell by 216 and 98 basis points, respectively. Our health care stocks, which were up 8.7% in aggregate, significantly trailed the benchmark’s health care return of 26.0%. Similarly, our information technology stocks, which rose 26.6% in aggregate during the year, also performed poorly relative to the overall sector, which increased 34.8%. Conversely, our strong stock selection in the consumer staples sector, which rose 21.0% in aggregate versus the Russell’s consumer staples group’s 7.8% return, helped the Fund’s performance by 133 basis points.

The Fund’s weakest performer was drug distributor Cardinal Health, as its stock plummeted 16.5% from $71.97 to $60.06, where we sold it, slicing 56 basis points from the Fund’s return. The stock fell in early 2017, after the company reported disappointing sales due to pricing pressure in its pharmaceutical business and the loss of a contract with Safeway. The stock

Annual Report • 2017	PARNASSUS FUNDS

took another leg down in the fall after management provided a disappointing outlook for 2018, and investors became concerned about the potential entry of Amazon into the drug distribution segment. To compound these issues, the stock was also hurt by its exposure to the nation’s opioid crises. While Cardinal Health does not manufacture or prescribe opioids, the company has become the subject of a growing number of lawsuits due to its distribution practices within affected communities. Based on our re-evaluation of the ESG investment case and concerns the company no longer met our ESG standards, we exited our position. Please see the Responsible Investing Notes on page 26 for further details related to the ESG investment case for divestment from the drug distributors due to the opioid crisis.

Mattel, the toy manufacturer famous for its Barbie and Fisher-Price brands, cut 32 basis points from the Fund’s return as it dropped 24.7% from our initial purchase price of $20.43 to $15.38. The shares slumped, as Mattel reported declining sales and falling gross margins, which slashed earnings and forced the company to suspend its dividend. The weak performance was caused by a combination of tired brands, poor production planning and the bankruptcy of Toys R Us, the largest toy-store chain in the country. Mattel has a new management team in place, and we feel their plan to reinvigorate the company will create significant upside for shareholders over time. We also believe the current stock price does not reflect the company’s valuable brands, and we see significant upside ahead as management either improves operations or sells the company at a premium.

Patterson Companies, the dental and animal health products distributor, slumped 11.9% from $41.03 to $36.13, taking 29 basis points from the Fund’s return. The stock had a good start in 2017, as strong demand for its core dental equipment boosted earnings. However, the stock started falling over the summer after the company reported weak earnings due to sluggish dental sales and the loss of exclusivity with its largest dental manufacturing partner. Investor sentiment soured after management lowered earnings guidance in the Fall. The stock is now on the bargain table, and we’re hopeful that the newly appointed CEO, Mark Walchirk, will take steps to improve sales execution and operating margins.

Our best performer during the year was health care product distributor Teleflex. The shares surged 54.4% from $161.15 to $248.82, increasing the Fund’s return by 159 basis points. The stock steadily climbed throughout the year as the company consistently delivered better than expected sales and earnings. The company saw sales momentum accelerate, after it released new anesthesia and catheter products. Investors became more bullish on the stock after the company acquired Vascular Solutions, a minimally invasive provider of coronary and vascular products, and NeoTract, a leading urology provider of minimally invasive treatment for benign prostatic hyperplasia. We’re excited about the company’s long-term growth prospects, as it benefits from synergies from its recent acquisitions, new products and margin expansion.

Xylem, an industrial manufacturer focused on water infrastructure, rose 37.7% from $49.52 to $68.20, increasing the Fund’s return by 114 basis points. The stock moved higher in the spring after the company reported better than expected sales, driven by healthy demand in its public utility segment in North America and increased order growth in the emerging markets. Investors gained even greater conviction in the Fall after management raised the 2017 earnings guidance due to strong order trends, driven by its multiple applications for smarter watershed management, water quality and advanced analytics.

Parnassus Mid Cap Fund as of December 31, 2017 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

First Horizon National Corp.	4.1%

Motorola Solutions Inc.	4.1%

Fiserv Inc.	4.0%

Verisk Analytics Inc.	3.9%

Sysco Corp.	3.8%

The Clorox Company	3.7%

Shaw Communications Inc., Class B	3.7%

Dentsply Sirona Inc.	3.6%

Iron Mountain Inc.	3.6%

Praxair Inc.	3.5%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2017

VF Corporation, the apparel manufacturer famous for brands such as The North Face, Vans and Wrangler, contributed 109 basis points to the Fund’s return, as its stock soared 38.7% during the year from $53.35 to $74.00. As the year progressed, the company raised its annual sales and earnings forecast. Strength in Vans and The North Face businesses, rising e-commerce sales and higher growth from international markets all contributed to a better outlook. During the year, VF Corporation also made two acquisitions that complement its existing brand portfolio and offer new growth opportunities. The company acquired Williamson-Dickie, a workwear company known for its namesake Dickies brand and Icebreaker Holdings, an outdoor apparel brand specializing in merino wool and natural fibers.

Outlook and Strategy

We are in the ninth year of a bull market. This is the second longest cycle on record without a

Value on December 31, 2017 of $10,000 invested on December 31, 2007

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares major correction. After this year’s 19% surge in the Russell and after taking dividends into account, the Russell is up over 362% since the trough of 2009. This represents an annualized return of nearly 21%. At year-end, the Russell traded at over 18 times forward earnings estimates, close to the ten-year high and well above the ten-year average of 16 times. In short, stocks are expensive.

In our view, stock valuations are already pricing in good news from the solid economy, low unemployment, robust corporate earnings growth and expectations for lower taxes. Additionally, investors are quick to shrug off risks from the tumultuous geo-political environment, rising interest rates and record-high corporate debt levels. As a result, we remain focused on identifying stocks with attractive risk-reward opportunities.

In 2017, certain sectors went up much more or substantially less than the Russell, creating opportunities for us to adjust our individual portfolio holdings. For example, the information technology sector rose 35%. We reduced our exposure in this area, because the range of outcomes for some stocks became less favorable. Over the past year, we decreased our information technology holdings by almost 500 basis points. Our most significant reductions were in the semiconductor space. We exited our positions in Applied Materials and Micron after their tremendous outperformance and reduced our position in KLA-Tencor. These stocks are also highly volatile, so when momentum changes, they can suffer steep declines very quickly. We also exited our position in software-maker Autodesk after the stock reached our price target.

Conversely, the consumer staples sector underperformed the Russell in 2017, rising 8%. We increased the Fund’s consumer staples weighting by almost 350 basis points. We initiated a position in Clorox and added to our holding in Sysco. We like the stability of these businesses and believe they are uniquely positioned with their leading products and services to deliver strong earnings and cash flow growth.

The Fund seeks to own high-quality businesses at reasonable prices that can grow intrinsic value faster than our benchmarks over the long-term. We are confident that this strategy will help the Fund outperform the market over the long-term, by participating in up-markets, providing down-market performance and avoiding permanent capital losses.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of December 31, 2017, the net asset value (“NAV”) of the Parnassus Asia Fund – Investor Shares was $19.02, so the total return for the year was 20.39%. This compares to a gain of 32.04% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 33.60% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). The Parnassus Asia Fund generated its best annual return on record last year, yet fell significantly behind its benchmarks. We underperformed by being too cautious, as our conservative investment approach kept us away from hot emerging market stocks that rose spectacularly as the Chinese government revved its economy. Given the Fund’s runaway performance in 2016, we are disappointed to have backtracked in 2017. Still, we remain optimistic about the prospects for the companies in the Fund, which are carefully selected for their future upside potential.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2017

Parnassus Asia Fund Investor Shares	20.39	6.55	6.86	3.13	1.25

Parnassus Asia Fund Institutional Shares	20.60	6.78	NA	1.10	0.96

MSCI AC Asia Pacific Index	32.04	10.94	7.27	NA	NA

Lipper Asia Pacific Region Average	33.60	10.60	6.79	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was 4.92%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. Last year’s relative underperformance has put us behind both benchmarks on a one- and three-year basis. Since inception, the Parnassus Asia Fund - Investor Shares has returned 6.86% per year, which slightly trails the 7.27% returned by the MSCI Index and slightly leads the 6.79% returned by the Lipper average.

Year in Review

The Parnassus Asia Fund – Investor Shares generated a gain of 20.39% for the year, but couldn’t match the MSCI Index, which gained 32.04%. Sector allocation had an overall negative impact on our relative performance. In a year when every sector in the benchmark was up over double digits, our underweight allocations in financials and consumer staples hurt the Fund’s performance.

Individually, four companies reduced the Fund’s return by more than 13 basis points (a basis point is 1/100th of one percent). ASICS’s stock price sank 20.3% from $19.93 to $15.89 and reduced the Fund’s return by 64 basis points. Based in Japan, ASICS is a global sportswear company that sells athletic and casual apparel, and is best known for its ASICS running shoes, a trusted and preferred brand among serious runners. Amid a generally weak sporting goods market, the company suffered from inventory markdowns and heightened competition, especially from a resurgent Adidas. Softer sales in the U.S. and Europe dominated the outlook in 2017, but should be offset by brisk growth in key markets such as China and Southeast Asia in 2018. We held our shares, as the stock looks excessively undervalued and could surge once promotions and inventories normalize.

PARNASSUS FUNDS	Annual Report • 2017

The stock of toy-manufacturer Mattel, best known for its iconic brands Barbie, Hot Wheels and Fisher-Price, cut 59 basis points from the Fund’s return as it dropped 10.6% from our average purchase price of $17.78 to $15.89. The shares slumped as Mattel reported declining sales and falling gross margins, which slashed earnings and forced the company to suspend its dividend. The weak performance was caused by a combination of tired brands, poor production planning, and the bankruptcy of Toys R Us, the largest toy-store chain in the country. Mattel now has a new management team in place, and we believe their plan to improve operations or sell the company at a premium will create significant upside for shareholders.

The stock price of Rakuten declined 6.7% from $9.80 to $9.14, subtracting 15 basis points from the Fund’s return. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services, including securities brokerage and credit cards. Domestic gross merchandise sales again grew at a fast clip, and ecommerce profits rose for the first time in over a year. However, the company incurred higher costs in its card business, launched a new data-driven advertising operation, and announced it would enter the mobile telecommunications business. While these investments could increase Rakuten’s ecosystem value and offer earnings upside in the future, the upfront outlay worried investors, who took profits.

Brambles decreased the Fund’s return by 13 basis points, as its stock price shrank 12.1% from $8.92 to $7.84. The Australia-based company is the largest global operator of pallet and reusable plastic crate pooling services, with operations in over 50 countries around the world. Brambles significantly reduced its profit growth forecast early in the year, citing margin pressures from competition and de-stocking issues. It also withdrew its long-term return targets, leading analysts to downgrade the stock. We still like Brambles’s global scale and economic moat driven by its extensive distribution network. Despite the challenging environment, Brambles is still scoring new accounts, a good foundation for a turnaround in 2018.

Our best performing stock was Alibaba Group, which added 251 basis points to the Fund’s return, as its stock price surged 96.4% from $87.81 to $172.43. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. Its major marketplaces – Taobao, Tmall and Juhuasuan – together generated gross merchandise volume of over half a trillion dollars last year, more than Amazon and

Parnassus Asia Fund as of December 31, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

eBay combined. The company demonstrated continued sales momentum, driven by personalization efforts within core commerce and a healthy macro environment. Fast growth in Alibaba’s dominant cloud business indicated brisk progress towards profitability, setting a positive precedent for the company’s other investments in offline retail, digital media, mobile and advertising platforms.

SITC International Holdings increased the Fund’s return by 241 basis points, as its stock soared 62.3% from $0.61 to $0.99. The Hong Kong-based integrated shipping-and-logistics company has operations that span Mainland China, Japan, Southeast Asia and the rest of the world, making it the tenth-largest container shipping operator in Asia. Both SITC’s container shipping and freight forwarding volumes accelerated, driven by a synchronized recovery in external demand across the region. The company also continued expanding its profit margins, despite higher bunker costs, by improving load factors and controlling costs.

Samsung Electronics contributed 202 basis points to the Fund’s return, as its stock climbed 60.1%, from $1,489.45 to $2,384.11. The South Korean consumer electronics giant ranks number-one in sales of mobile phones and displays worldwide, and this year took number-one in semiconductors, a spot occupied by Intel for 25 years. Samsung’s share price

Annual Report • 2017	PARNASSUS FUNDS

rallied on positive reviews and strong pre-orders for the company’s Galaxy S8 smartphone, which includes new services powered by artificial intelligence. Semiconductor profits also blew through analyst expectations due to rising prices for memory chips. The windfall overshadowed negative court rulings against company leadership and sent the stock another leg higher.

The stock price of OMRON leapt 55.6% from $38.21 to $59.47, enhancing the Fund’s return by 167 basis points. OMRON is a Japanese specialty manufacturer of sensing and control equipment. Their main products include factory automation devices, electronic and automotive components, and blood pressure monitors. OMRON’s operating profits overshot consensus forecasts by a wide margin, driven by strong growth in its industrial and automotive business to core clients. In August, the company also acquired Microscan Systems, a leading supplier of industrial code readers and smart cameras, to bolster its product line-up in machine vision. Investors applauded OMRON’s positive momentum and the acquisition, since profit targets look to rise.

Outlook and Strategy

Asian stock markets surged higher in 2017. The uptrend that began in the first quarter of the year continued virtually unbroken through to the fourth quarter, with stocks in China, Korea and India leading the regional rally. Developed markets in Asia also posted healthy returns but failed to meet the torrid pace of emerging markets, so Australia and Japan were last year’s relative losers. The Parnassus Asia Fund’s underweight in Japan, our largest, paid off for a second year in a row. However, our above-benchmark allocations to other developed markets such as Hong Kong and the United States hurt our relative performance. As the U.S. dollar weakened, so too did the value of our U.S. dollar-linked securities. Consequently, the Fund ended the year under our benchmark, but with an otherwise respectable gain over 20%.

It was a banner year for Chinese stocks, which jumped 54.3%. To guarantee social stability ahead of a crucial leadership transition in October, the Chinese government unleashed stimulus designed to touch every corner of the economy. Though entirely stage managed, it worked. Factory and services activity, wholesale inflation, imports, and housing prices hit multi-year highs, and President Xi Jinping became China’s most powerful premier since Mao Zedong. Parnassus holdings Alibaba and SITC International soared, but not nearly as much as China’s largest online gaming company, real-estate developers, for-profit schools, or state-owned banks and insurance companies, which we avoided.

Helped by the ripple effects of China’s stimulus, Korea and Japan also witnessed resurgent economies. Korea gained 47.8% in 2017, despite the impeachment of President Park on corruption charges, threats on Korean businesses by the Chinese government over plans for a U.S. missile defense system, and the lingering specter of a nuclear North Korea. In Japan, years of ultra-loose monetary policy have finally revived the economy. Business conditions have reached their best levels since 1991; wage growth is starting to inch higher; and GDP is on its longest growth streak in more than a decade.

What should investors expect going forward? A key lesson from the current environment is that policy matters. Quantitative easing and low interest rates by the Federal Reserve, less regulation and lower taxes as

Parnassus Asia Fund as of December 31, 2017 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Top 10 Holdings

(percentage of net assets)

Kakaku.com Inc.	4.6%

Gilead Sciences Inc.	4.6%

Brambles Ltd.	4.3%

QUALCOMM Inc.	4.3%

SITC International Holdings Co., Ltd.	3.9%

Rakuten Inc.	3.9%

Mattel Inc.	3.8%

Perrigo Co. plc	3.7%

Asics Corp.	3.2%

Samsung Electronics Co., Ltd.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2017

championed by President Trump, and endless stimulus from China and Japan have collectively pushed up stock valuations and debt levels to new heights. Policy manipulations such as these generally do not, however, translate into higher long-term growth or sustainable returns. True economic development comes from companies delivering goods and services in a market that people desire and can pay for – in other words, basic business fundamentals. That is why, despite a year dominated by politics, we remain committed to an investment philosophy centered on bottom-up, fundamental analysis. At some point, global policy support will wane, and carefully selected, high-quality businesses such as the ones in the Fund’s portfolio should continue to thrive.

Thank you for your investment in the Parnassus Asia Fund.

Yours truly,

Billy Hwan

Portfolio Manager

Value on December 31, 2017 of $10,000 invested on April 30, 2013

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 30, 2013) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2017, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.54, producing a gain for the year of 3.10% (including dividends). This compares to gains of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and 3.56% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 2.20%, and the unsubsidized SEC yield was 1.95%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended December 31, 2017

Parnassus Fixed Income Fund Investor Shares	3.10	2.07	1.57	3.39	0.80	0.68

Parnassus Fixed Income Fund Institutional Shares	3.37	2.25	1.68	3.45	0.50	0.49

Bloomberg Barclays U.S. Aggregate Bond Index	3.54	2.24	2.10	4.00	NA	NA

Lipper Core Bond Fund Average	3.56	2.15	1.95	3.83	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 2.08%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

Once again, the bond market finished the year largely as it began. The final yield on the 10-year Treasury was 2.41%, shedding just 4 basis points (a basis point is 1/100th of one percent) from the close of 2017. Strong economic growth, three increases in the Federal Reserve’s Target Rate and a 22% increase in the S&P 500 couldn’t push yields higher during the year. Slow inflation kept a lid on longer-term interest rates, making 2017 the least volatile in 40 years for the 10-year Treasury.

The Parnassus Fixed Income Fund – Investor Shares trailed the Barclays Aggregate Index and the Lipper average for the year, gaining 3.10% versus 3.54% and 3.56%, respectively. The underperformance was a result of the Fund’s conservative position both on the yield curve as well as within the corporate bond portfolio. Long-dated bonds, or those maturing more than ten years in the future, did especially well this year. The Fund has fewer of these more volatile bonds than the Index, so did not benefit as much from their excellent performance. Also, bonds issued by companies in the cyclical materials and energy sectors had the biggest returns in the year, and the Parnassus Fixed Income Fund was underweight both sectors.

Corporate bonds issued by Whole Foods Market and Verisk Analytics outperformed the Index, each contributing 16 basis points to the total return. Verisk Analytics’ bonds gained 14.83% in the year, handily beating the 6.42% return of corporate bonds in the Index. Verisk provides essential data to insurance firms and natural resource companies, allowing each to underwrite policies or maximize projects. In this case, the Fund holds Verisk’s 30-year bonds. Yields on 30-year Treasuries fell during the year, causing prices to rise. These price-sensitive bonds popped higher on the move, despite some missteps at the company early in the year.

PARNASSUS FUNDS	Annual Report • 2017

Bonds issued by Whole Foods Market gained 11.97% on the year after Amazon.com acquired the company. Whole Foods issued bonds with a BBB- rating several years ago, and we added the bonds believing the credit was mispriced relative to the company’s solid cash flow. The acquisition made the bonds much less risky, as Amazon has an A+ rating from S&P, so the yield fell and the price rose. We exited the position at the end of the year once the bonds converted to Amazon’s name and were fully valued.

Praxair, which supplies industrial gases, was also a top performer in the Fund this year. The company’s bonds gained 5.93% and contributed 11 basis points to the total return. During the year, the company announced a merger of equals with Linde, a leading German industrial gas company. The merger will create the world’s largest industrial gas company. Each company brings complementary strengths, with Praxair’s operational excellence and Linde’s technology leadership, creating a more diverse and robust company. The deal is expected to close in the second half of 2018, but the bonds rallied on anticipation of the deal closing.

While a number of bonds in the Fund trailed the market this year, only one pulled down the total return. A bond issued by Cardinal Health, a top pharmaceutical distributor, removed 1 basis point from the total return. The company was dogged by a CEO change, concerns about generic drug pricing and execution issues in its medical segment. During the quarter, Parnassus decided to divest from the drug distributors on concerns about their role in the national opioid epidemic (see Responsible Investing Notes on page 26). Because of this decision, we sold the bonds in the fourth quarter.

Outlook and Strategy

The economic outlook for the upcoming year is one of the brightest since the end of the most recent recession, a remarkable feat for a recovery that’s nearly 9 years old. It’s also remarkable that the yield on the 10-year Treasury remains close to its all-time low, despite strong economic growth and low unemployment. We do not speculate on the forward path of interest rates, but appreciate the risk of yields rising and bond prices falling. In this scenario, a healthy economy means corporations can continue to grow profits and cash flow, so their bonds should trade well. The Parnassus Fixed Income Fund has a heavy overweight allocation to corporate securities, and we expect this would help mitigate the impact of rising interest rates.

Parnassus Fixed Income Fund as of December 31, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The signing of last year’s massive tax cut into law means that most companies held in the Fund will benefit from lower tax rates. All else equal, this will improve corporate cash flow, which is a positive for bond holders. While economists and investors have many theories about the impact of the tax cuts, one possible impact to the bond investors has been less publicized.

The bond market grew substantially over the last eight years as companies issued bonds to pay for share repurchases. Many companies had cash available to pay for these repurchases, but it was trapped overseas as management teams avoided onerous taxes on repatriating international profits. Now that the law allows companies to bring this cash back to the U.S. more easily, some expect companies to pay down that debt. This would also be a net positive for the Fund’s credit quality, though some of our bonds could be redeemed.

Annual Report • 2017	PARNASSUS FUNDS

Finally, 2017 was a year of transition for the Fund, as it moved towards a heavy overweight position in corporate bonds and added preferred stock. The change improved the Fund’s yield – corporate securities earn more than Treasury bonds in exchange for more risk. However, we are comfortable with that risk because we know the companies in the Fund very well. About 65% of these companies are also held in the equity funds, and we believe they make great bond investments as well. Also, because we have deep relationships with management teams for these holdings, the Fund also benefits from our team’s ESG engagements. As we continue to look for new investments, these changes will strengthen the Fund’s ESG focus and increase the yield.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Value on December 31, 2017 of $10,000 invested on December 31, 2007

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

PARNASSUS FUNDS	Annual Report • 2017

Responsible Investing Notes

As I reflect on 2017, I’d like to highlight two significant engagements with companies held in the Parnassus Funds. One of these engagements resulted in Parnassus divesting from two companies and the other netted a significant win for responsible investors.

As part of the ESG team’s ongoing reviews, we surveyed the Parnassus Funds holdings to identify high-risk companies. As the year unfolded, we became increasingly concerned about our exposure to the nation’s burgeoning opioid crisis through two companies, McKesson Corporation and Cardinal Health. These are two of the largest drug distributors in the country.

The opioid crisis is a complex national public health emergency that has resulted from a systemic failure across the entire drug supply chain. Opioids like oxycodone and hydrocodone are inexpensive, loosely prescribed and highly addictive; they are also often gateways to illicit street drugs like heroin. The human impact of the opioid crisis is immense, killing 91 Americans a day1. The Center for Disease Control and Prevention estimates that the economic burden of prescription opioid misuse is $78.5 billion per year. This estimate includes the costs of healthcare, lost productivity, addiction treatment and criminal justice involvement.

Our due diligence included engaging with McKesson and Cardinal Health executives, third-party research providers and litigation experts, as well as monitoring the growing number of lawsuits and investigations. It became clear to us that these two companies did not adequately monitor and stop suspicious opioid orders even though they are legally required to under the Title 21 United States Code Controlled Substances Act to implement controls to prevent diversion. While the distributors do not manufacture or prescribe opioids, they are in a unique position that affords them the visibility – and therefore the responsibility – to help prevent diversion. In our view, both companies’ responses to the opioid crisis have been insufficient compared to the harmful impact their distribution practices have had on affected communities. For these reasons, we concluded that McKesson and Cardinal Health no longer met our ESG standards, and we divested our positions across the Parnassus Funds.

On a brighter note, I’m delighted to share with you a positive development with Wells Fargo, which has worked hard over the past year to repair its damaged reputation. From eliminating sales goals in its Community Banking division to replacing three board members, Wells Fargo has taken significant steps to improve its relationships with its customers, stakeholders and shareholders. (If you would like to review the details of our ongoing engagement with Wells Fargo, please visit the News & Updates page on www.parnassus.com or read our past quarterly reports.)

One issue we believed Wells Fargo needed to address was its involvement in the Dakota Access Pipeline (DAPL) project. This controversial pipeline project caused an uproar across the nation, leading to closely watched protests and negative sentiment towards companies involved in its construction. A consortium of seventeen banks, including Wells Fargo, lent money to finance the DAPL.

We concluded from our discussions with Wells Fargo that they could not have predicted the consequences of financing the DAPL. More importantly, we became convinced Wells Fargo would not have financed the project had it known how much it would upset its customers, shareholders and stakeholders. We understood that Wells Fargo was contractually obligated to finance the project, but we believed the bank could take action to repair its relationship with the Standing Rock Sioux Tribe. In February, as part of our engagement with Wells Fargo about the DAPL, we asked the bank to donate its profits from financing the DAPL to the Standing Rock Sioux Tribe. Wells Fargo indicated they would consider this donation.

Over the course of the year, we engaged in multiple calls and meetings with Wells Fargo, urging the bank to act. We had three calls with Wells Fargo’s Head of Corporate Responsibility and Community Relations, Jon Campbell. We met with Wells Fargo’s CEO Tim Sloan, and later in the year with incoming Board Chair Elizabeth Duke. During each conversation, we discussed our proposed DAPL donation. In October, Wells Fargo acknowledged to us that financing the DAPL had affected the bank’s relationship with the American Indian and Alaskan tribes that are customers of the bank. In December, Wells Fargo announced a five-year $50 million commitment to the American Indian and Alaskan tribes, which was significantly greater than our request. These monetary grants, to be issued starting in early 2018, will target environmental sustainability, economic empowerment, and diversity and social inclusion programs focusing on the impacted tribes.

1	Centers for Disease Control and Prevention. “Understanding the Epidemic.” www.cdc.gov https://www.cdc.gov/drugoverdose/epidemic/index.html

Annual Report • 2017	PARNASSUS FUNDS

We recognize this commitment will not solve the problems created by DAPL; however, we believe these grants are an important first step as Wells Fargo begins mending its relationships with the American Indian and Alaskan tribes. We are pleased to see Wells Fargo take a leadership role in its support of Native Americans, and our hope is that the other banks involved in financing the DAPL will follow in Wells Fargo’s footsteps. Parnassus Investments thanks you for your continued investments throughout this period. Furthermore, we will continue to put your shares to work to help achieve positive impacts.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Yours truly,

Iyassu Essayas

Senior Research Analyst

PARNASSUS FUNDS	Annual Report • 2017

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2017 through December 31, 2017.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.86%	$1,000.00	$1,060.30	$4.47
Hypothetical (5% before expenses)	0.86%	$1,000.00	$1,020.87	$4.38
Parnassus Fund – Institutional Shares: Actual*	0.71%	$1,000.00	$1,061.00	$3.69
Hypothetical (5% before expenses)	0.71%	$1,000.00	$1,021.63	$3.62
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,090.40	$4.58
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.82	$4.43
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.66%	$1,000.00	$1,091.30	$3.48
Hypothetical (5% before expenses)	0.66%	$1,000.00	$1,021.88	$3.36
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,088.90	$5.00
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.42	$4.84
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.74%	$1,000.00	$1,090.00	$3.90
Hypothetical (5% before expenses)	0.74%	$1,000.00	$1,021.48	$3.77
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$1,065.30	$5.15
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.21	$5.04
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.80%	$1,000.00	$1,066.30	$4.17
Hypothetical (5% before expenses)	0.80%	$1,000.00	$1,021.17	$4.08
Parnassus Asia Fund – Investor Shares: Actual*	1.25%	$1,000.00	$1,060.00	$6.49
Hypothetical (5% before expenses)	1.25%	$1,000.00	$1,018.90	$6.36

Annual Report • 2017	PARNASSUS FUNDS

Fund Expenses (unaudited) (continued)

	Fund Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period
Parnassus Asia Fund – Institutional Shares: Actual*	0.96%	$1,000.00	$1,060.90	$4.99
Hypothetical (5% before expenses)	0.96%	$1,000.00	$1,020.37	$4.89
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,007.00	$3.44
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.49%	$1,000.00	$1,008.70	$2.48
Hypothetical (5% before expenses)	0.49%	$1,000.00	$1,022.74	$2.50

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

PARNASSUS FUNDS	Annual Report • 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, and Parnassus Asia Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for each of the four years in the period then ended and for the period April 30, 2013 (inception date) through December 31, 2017 for Parnassus Asia Fund, and the related notes.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Trusts constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for each of the four years in the period then ended and for the period April 30, 2013 (inception date) through December 31, 2017 for Parnassus Asia Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included, examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 2, 2018

We have served as the Trusts’ auditor since 1987.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2017

Equities	Shares	Market Value ($)

Banks (5.5%)
Signature Bank [q]	210,000	28,824,600
Wells Fargo & Co.	500,000	30,335,000

		59,159,600

Chemicals (10.1%)
Axalta Coating Systems Ltd. [q]	550,000	17,798,000
Potash Corporation of Saskatchewan Inc.	1,250,000	25,812,500
PPG Industries Inc.	180,000	21,027,600
Praxair Inc.	285,000	44,083,800

		108,721,900

Computers (3.3%)
International Business Machines Corp.	235,000	36,053,700

Consulting Services (2.6%)
Cognizant Technology Solutions Corp.	400,000	28,408,000

Equipment Leasing (2.0%)
Air Lease Corp.	440,000	21,159,600

Financial Services (3.8%)
Charles Schwab Corp.	500,000	25,685,000
First Horizon National Corp.	800,000	15,992,000

		41,677,000

Food Products (3.2%)
Mondelez International Inc., Class A	805,500	34,475,400

Health Care Products (2.8%)
Dentsply Sirona Inc.	455,000	29,952,650

Health Care Services (2.1%)
Hologic Inc. [q]	540,734	23,116,379

Industrial Manufacturing (3.0%)
Pentair plc	460,000	32,485,200

Insurance (4.4%)
Progressive Corp.	850,000	47,872,000

Internet (4.7%)
Alphabet Inc., Class A q	30,000	31,602,000
eBay Inc. [q]	505,000	19,058,700

		50,660,700

Lodging (1.1%)
Belmond Ltd. [q]	1,000,000	12,250,000

Medical Equipment (2.8%)
Patterson Companies Inc.	856,000	30,927,280

Equities	Shares	Market Value ($)

Pharmaceuticals (9.6%)
Allergan plc	188,775	30,879,814
Gilead Sciences Inc.	646,000	46,279,440
Novartis AG (ADR)	321,301	26,976,432

		104,135,686

Professional Services (2.0%)
Nielsen Holdings plc	587,500	21,385,000

Real Estate Investment Trusts (5.2%)
Hannon Armstrong Sustainable Infrastructure Capital Inc.	455,000	10,947,300
Public Storage	140,000	29,260,000
Redwood Trust Inc.	1,100,000	16,302,000

		56,509,300

Semiconductors (6.0%)
Intel Corp.	745,000	34,389,200
KLA-Tencor Corp.	290,000	30,470,300

		64,859,500

Services (7.0%)
Alliance Data Systems Corp.	190,000	48,161,200
Thomson Reuters Corp.	660,000	28,769,400

		76,930,600

Snack & Juice Bars (1.5%)
Starbucks Corp.	283,000	16,252,690

Telecommunications Equipment (4.2%)
Motorola Solutions Inc.	500,000	45,170,000

Toys & Games (3.3%)
Mattel Inc. [l]	2,300,000	35,374,000

Transportation (6.9%)
C.H. Robinson Worldwide Inc.	280,000	24,945,200
Expeditors International of Washington Inc.	300,000	19,407,000
FedEx Corp.	125,000	31,192,500

		75,544,700

Total investment in equities (97.1%) (cost $897,821,690)		1,053,080,885

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS FUND

Portfolio of Investments as of December 31, 2017 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Albina Community Bank	0.20%	01/15/2018	250,000	249,617
New Resource Bank	0.15%	03/01/2018	250,000	248,384

				498,001

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2017 Participating depository institutions: Bank of America, N.A., par 243,500; Independent Bank, par 13,000; Parke Bank, par 243,500; (cost $495,990)	0.95%	03/15/2018	500,000	495,990

Community Development Loans (0.1%) a
Boston Community Loan Fund	1.00%	04/15/2018	100,000	98,291
Boston Community Loan Fund	1.00%	04/15/2018	100,000	98,291
MicroVest Plus, LP Note	2.25%	10/15/2018	1,000,000	952,657
Root Capital Loan Fund	1.25%	02/01/2018	100,000	99,491
TMC Development Loan	1.00%	05/25/2018	100,000	97,633
Vermont Community Loan Fund	0.85%	10/15/2018	100,000	95,282

				1,441,645

Time Deposits (2.8%)
BBH Cash Management Service
Citibank, New York	0.92%	01/02/2018	30,050,267	30,050,267

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (3.6%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.18%			39,477,179

Total short-term securities (6.5%) (cost $71,963,082)				71,963,082

Total securities (103.6%) (cost $969,784,772)				1,125,043,967

Payable upon return of securities loaned (-3.6%)				(39,477,179)

Other assets and liabilities (0.0%)				109,392

Total net assets (100.0%)				1,085,676,180

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2017. The total value of the securities on loan at December 31, 2017 was $38,680,058.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2017

Equities	Shares	Market Value ($)

Apparel (4.0%)
VF Corp.	8,775,903	649,416,822

Banks (4.0%)
Wells Fargo & Co.	10,594,806	642,786,880

Chemicals (6.5%)
PPG Industries Inc.	2,118,141	247,441,232
Praxair Inc.	5,118,476	791,725,868

		1,039,167,100

Computers (1.9%)
Apple Inc.	1,848,717	312,858,378

Cosmetics & Personal Care (2.0%)
The Procter & Gamble Co.	3,423,000	314,505,240

Entertainment (4.3%)
The Walt Disney Co.	6,454,534	693,926,950

Financial Services (7.7%)
Charles Schwab Corp.	9,005,055	462,589,675
Mastercard Inc.	2,969,000	449,387,840
PayPal Holdings Inc. [q]	4,528,781	333,408,857

		1,245,386,372

Food Products (4.7%)
Mondelez International Inc., Class A	10,146,956	434,289,717
Sysco Corp.	5,379,409	326,691,509

		760,981,226

Health Care Products (5.3%)
Danaher Corp.	9,128,657	847,321,943

Health Care Services (2.3%)
Hologic Inc. [q]	8,775,591	375,156,515

Home Products (4.1%)
The Clorox Company	3,494,014	519,699,642
WD-40 Co. Ω	1,220,000	143,960,000

		663,659,642

Industrial Manufacturing (4.1%)
Pentair plc	5,071,456	358,146,223
Xylem Inc.	4,414,308	301,055,806

		659,202,029

Insurance (2.9%)
Verisk Analytics Inc. [q]	4,922,040	472,515,840

Equities	Shares	Market Value ($)

Internet (4.3%)
Alphabet Inc., Class A [q]	314,000	330,767,600
Alphabet Inc., Class C [q]	339,396	355,143,974

		685,911,574

Medical Equipment (1.1%)
Patterson Companies Inc.	4,841,958	174,939,943

Natural Gas (1.9%)
MDU Resources Group Inc. Ω	11,324,166	304,393,582

Oil & Gas (1.0%)
National Oilwell Varco Inc.	4,553,090	164,002,302

Pharmaceuticals (8.9%)
Allergan plc	768,006	125,630,421
Gilead Sciences Inc.	10,663,184	763,910,500
Novartis AG (ADR)	6,465,955	542,881,582

		1,432,422,503

Real Estate Investment Trusts (4.0%)
Iron Mountain Inc.	9,208,919	347,452,514
Public Storage	1,425,776	297,987,184

		645,439,698

Retail (3.0%)
CVS Health Corp.	6,709,530	486,440,925

Semiconductors (6.9%)
Intel Corp.	18,990,154	876,585,509
KLA-Tencor Corp.	2,293,287	240,955,665

		1,117,541,174

Snack & Juice Bars (3.0%)
Starbucks Corp.	8,387,837	481,713,479

Telecommunications Equipment (2.1%)
Motorola Solutions Inc.	3,649,423	329,688,874

Transportation (3.1%)
United Parcel Service Inc., Class B	4,233,270	504,394,121

Utility & Power Distribution (2.3%)
Sempra Energy	3,439,098	367,708,358

Waste Management (2.5%)
Waste Management Inc.	4,741,000	409,148,300

Total investment in equities (97.9%) (cost $11,864,823,446)		15,780,629,770

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2017 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Community Trust Credit Union	0.80%	10/15/2018	250,000	242,137
Urban Partnership Bank	0.30%	09/24/2018	250,000	242,712

				484,849

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2017 Participating depository institutions: Amarillo National Bank, par 175,657; Bank of America, N.A., par 243,500; First United Bank & Trust Company, par 243,500; Independent Bank, par 243,500; Parke Bank, par 243,500; Portage Community Bank, par 243,500; South State Bank, par 243,500; TIAA, FSB, par 119,843; United Bank, par 243,500; (cost $1,983,956)	0.95%	03/15/2018	2,000,000	1,983,956

Community Development Loans (0.1%) a
Boston Community Loan Fund	1.00%	04/15/2018	100,000	98,291
MicroVest Plus, LP Note	2.25%	04/15/2018	7,500,000	7,371,782
New Hampshire Community Loan Fund	1.00%	07/31/2018	500,000	482,657
Root Capital Loan Fund	1.25%	02/01/2018	200,000	198,981
TMC Development Working Solutions	1.00%	05/25/2018	100,000	97,633
Vermont Community Loan Fund	0.85%	04/15/2018	100,000	98,291

				8,347,635

Time Deposits (2.2%)
BBH Cash Management Service
ANZ, Melbourne	0.92%	01/02/2018	16,465,181	16,465,181
BNP Paribas, Paris	0.92%	01/02/2018	145,000,000	145,000,000
Standard Chartered Bank, London	0.92%	01/02/2018	151,590,140	151,590,140
Sumitomo, Tokyo	0.92%	01/02/2018	39,595,929	39,595,929

				352,651,250

Total short-term securities (2.3%) (cost $363,467,690)				363,467,690

Total securities (100.2%) (cost $12,228,291,136)				16,144,097,460

Other assets and liabilities (-0.2%)				(28,860,076)

Total net assets (100.0%)				16,115,237,384

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2017

Equities	Shares	Market Value ($)

Apparel (5.1%)
VF Corp.	3,600,000	266,400,000

Banks (7.6%)
Signature Bank [q]	1,400,000	192,164,000
Wells Fargo & Co.	3,400,000	206,278,000

		398,442,000

Communications Equipment (10.2%)
QUALCOMM Inc.	8,300,000	531,366,000

Computers (4.3%)
Apple Inc.	25,000	4,230,750
International Business Machines Corp.	1,450,000	222,459,000

		226,689,750

Financial Services (9.3%)
American Express Co.	2,200,000	218,482,000
Capital One Financial Corp.	1,000,000	99,580,000
Charles Schwab Corp.	3,200,000	164,384,000

		482,446,000

Health Care Products (3.7%)
Perrigo Co. plc	2,200,000	191,752,000

Health Care Services (1.9%)
Hologic Inc. [q]	2,325,000	99,393,750

Internet (2.5%)
Alphabet Inc., Class A [q]	125,000	131,675,000

Machinery (0.8%)
Cummins Inc.	100,000	17,664,000
Deere & Co.	150,000	23,476,500

		41,140,500

Pharmaceuticals (20.1%)
Allergan plc	1,150,000	188,117,000
Bristol-Myers Squibb Co.	2,800,000	171,584,000
Gilead Sciences Inc.	7,050,000	505,062,000
Novartis AG (ADR)	2,200,000	184,712,000

		1,049,475,000

Equities	Shares	Market Value ($)

Professional Services (3.2%)
Nielsen Holdings plc	4,600,000	167,440,000

Retail (1.3%)
Costco Wholesale Corp.	350,000	65,142,000

Semiconductor Capital Equipment (0.2%)
Applied Materials Inc.	100,000	5,112,000
Lam Research Corp.	25,000	4,601,750

		9,713,750

Semiconductors (7.0%)
Intel Corp.	4,400,000	203,104,000
Micron Technology Inc. [q]	3,900,000	160,368,000

		363,472,000

Service (2.4%)
Alliance Data Systems Corp.	505,000	128,007,400

Software (3.6%)
Autodesk Inc. [q]	1,800,000	188,694,000

Toys & Games (4.9%)
Mattel Inc. [l]	16,450,000	253,001,000

Transportation (4.6%)
C.H. Robinson Worldwide Inc.	150,000	13,363,500
United Parcel Service Inc., Class B	1,900,000	226,385,000

		239,748,500

Total investment in equities (92.7%) (cost $4,160,081,839)		4,833,998,650

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2017 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Urban Partnership Bank	0.30%	02/03/2018	250,000	249,096

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Community Bank of the Bay, dated 03/16/2017 Participating depository institutions: Bank of America, N.A., par 243,500; First United Bank & Trust Company, par 111,355; Independent Bank, par 145,145; (cost $495,990)	0.95%	03/15/2018	500,000	495,990

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.25%	02/01/2018	100,000	99,491
TMC Development Loan	1.00%	05/25/2018	100,000	97,633

				197,124

Time Deposits (7.2%)
BBH Cash Management Service
BNP Paribas, Paris	0.92%	01/02/2018	61,296,787	61,296,787
Citibank, New York	0.92%	01/02/2018	25,060,169	25,060,169
JPMorgan Chase, New York	0.92%	01/02/2018	181,125,118	181,125,118
Standard Chartered Bank, London	0.92%	01/02/2018	109,967,310	109,967,310

				377,449,384

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (2.5%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.18%			129,306,045

Total short-term securities (9.7%) (cost $507,697,639)				507,697,639

Total securities (102.4%) (cost $4,667,779,478)				5,341,696,289

Payable upon return of securities loaned (-2.5%)				(129,306,045)

Other assets and liabilities (0.1%)				4,991,920

Total net assets (100.0%)				5,217,382,164

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2017. The total value of the securities on loan at December 31, 2017 was $126,590,282.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2017

Equities	Shares	Market Value ($)

Apparel (5.7%)
Hanesbrands Inc. [l]	3,411,202	71,328,233
VF Corp.	1,209,803	89,525,422

		160,853,655

Chemicals (6.0%)
Axalta Coating Systems Ltd. [q]	1,753,160	56,732,258
Compass Minerals International Inc. [l]	185,653	13,413,429
Praxair Inc.	640,000	98,995,200

		169,140,887

Data Processing (4.0%)
Fiserv Inc. [q]	850,155	111,480,825

Financial Services (7.9%)
First American Financial Corp.	470,000	26,338,800
First Horizon National Corp.	5,806,499	116,071,915
SEI Investments Co.	1,097,545	78,869,583

		221,280,298

Food Products (6.7%)
McCormick & Co.	785,000	79,999,350
Sysco Corp.	1,774,617	107,772,490

		187,771,840

Health Care Products (3.7%)
Dentsply Sirona Inc.	1,545,174	101,718,804

Health Care Services (3.0%)
Hologic Inc. [q]	1,979,137	84,608,107

Home Products (3.7%)
The Clorox Company	689,698	103,924,341

Industrial Manufacturing (8.4%)
Fortive Corp.	952,090	68,883,712
Pentair plc	1,081,980	76,409,428
Xylem Inc.	1,324,880	90,356,816

		235,649,956

Insurance (3.9%)
Verisk Analytics Inc. [q]	1,139,585	109,400,160

Internet (2.9%)
eBay Inc. [q]	2,173,280	82,019,587

Medical Equipment (5.1%)
Patterson Companies Inc.	1,572,224	56,804,453
Teleflex Inc.	346,473	86,209,412

		143,013,865

Natural Gas (4.2%)
MDU Resources Group Inc.	3,500,000	94,080,000
Northwest Natural Gas Co.	397,500	23,710,875

		117,790,875

Equities	Shares	Market Value ($)

Oil & Gas (2.6%)
National Oilwell Varco Inc.	2,030,662	73,144,445

Real Estate Investment Trusts (5.5%)
Iron Mountain Inc.	2,663,034	100,476,273
Public Storage	260,000	54,340,000

		154,816,273

Semiconductors (2.4%)
KLA-Tencor Corp.	637,971	67,031,613

Services (2.7%)
Ecolab Inc.	410,000	55,013,800
Thomson Reuters Corp.	450,000	19,615,500

		74,629,300

Telecommunications Equipment (4.1%)
Motorola Solutions Inc.	1,267,870	114,539,376

Telecommunications Provider (3.7%)
Shaw Communications Inc., Class B l	4,528,796	103,392,413

Toys & Games (1.4%)
Mattel Inc. [l]	2,601,928	40,017,653

Transportation (2.2%)
Expeditors International of Washington Inc.[q]	952,590	61,623,047

Utility & Power Distribution (2.7%)
Sempra Energy	700,000	74,844,000

Waste Management (1.0%)
Waste Management Inc.	321,500	27,745,450

Total investment in equities (93.5%) (cost $2,230,029,377)		2,620,436,770

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2017 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Albina Community Bank	0.45%	04/25/2018	250,000	246,877
Beneficial State	0.50%	03/27/2018	250,000	247,671
New Resource Bank	0.15%	03/21/2018	250,000	247,836
Urban Partnership Bank	0.30%	03/22/2018	250,000	247,809

				990,193

Time Deposits (6.4%)
BBH Cash Management Service
Citibank, New York	0.92%	01/02/2018	177,724,978	177,724,978

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (3.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.18%			86,572,648

Total short-term securities (9.5%) (cost $265,287,819)				265,287,819

Total securities (103.0%) (cost $2,495,317,196)				2,885,724,589

Payable upon return of securities loaned (-3.1%)				(86,572,648)

Other assets and liabilities (0.1%)				2,496,039

Total net assets (100.0%)				2,801,647,980

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2017. The total value of the securities on loan at December 31, 2017 was $84,722,503.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2017

Equities	Shares	Market Value ($)

Australia (4.3%)
Brambles Ltd.	90,000	705,413

China (12.4%)
Air Lease Corp.	6,000	288,540
Alibaba Group Holding Ltd. (ADR) [q]	2,500	431,075
Mattel Inc.	40,000	615,200
QUALCOMM Inc.	11,000	704,220

		2,039,035

Hong Kong (14.6%)
China Minsheng Banking Corp., Ltd.	170,000	169,891
Greatview Aseptic Packaging Co., Ltd.	500,000	364,781
Hang Lung Properties Ltd.	150,000	365,394
HKBN Ltd.	300,000	379,373
Lenovo Group Ltd.	400,000	225,243
SITC International Holdings Co., Ltd.	650,000	641,655
Television Broadcasts Ltd.	70,000	251,763

		2,398,100

India (4.2%)
Cognizant Technology Solutions Corp.	4,000	284,080
Infosys Ltd. (ADR) [q]	25,000	405,500

		689,580

Indonesia (1.9%)
PT Asuransi Multi Artha Guna	3,741,500	104,765
PT Bank Rakyat Indonesia (Persero)	750,000	201,164

		305,929

Japan (30.4%)
Asics Corp.	33,000	524,482
Kakaku.com Inc.	45,000	759,563
KDDI Corp.	13,000	322,885
Lifull Co., Ltd.	25,000	222,907
M3 Inc.	12,000	420,613
OMRON Corp.	5,000	297,368

Equities	Shares	Market Value ($)
Rakuten Inc.	70,000	639,790
Shizuoka Bank Ltd.	40,000	411,719
SoftBank Group Corp.	5,000	395,818
Sompo Holdings Inc.	6,000	231,584
USS Co., Ltd.	16,000	338,318
W-Scope Corp.	20,000	413,240

		4,978,287

Philippines (1.2%)
Manila Water Co.	340,000	190,381

Singapore (2.4%)
M1 Ltd.	300,000	399,252

South Korea (2.9%)
Samsung Electronics Co., Ltd.	200	476,821

Taiwan (6.1%)
Giant Manufacturing Co., Ltd.	70,000	384,321
KLA-Tencor Corp.	3,500	367,745
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,000	237,900

		989,966

Thailand (1.4%)
Advanced Info Service Public Co., Ltd.	40,000	231,501

United States (14.8%)
Gilead Sciences Inc.	10,500	752,220
International Business Machines Corp.	2,500	383,550
Keysight Technologies Inc. [q]	8,000	332,800
National Oilwell Varco Inc.	9,500	342,190
Perrigo Co. plc	7,000	610,120

		2,420,880

Total investment in equities (96.6%) (cost $14,236,112)		15,825,145

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2017 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (3.0%)
BBH Cash Management Service
Wells Fargo Bank, San Francisco	0.92%	01/02/2018	498,168	498,168

Total short-term securities (3.0%) (cost $498,168)				498,168

Total securities (99.6%) (cost $14,734,280)				16,323,313

Other assets and liabilities (0.4%)				63,924

Total net assets (100.0%)				16,387,237

q This security is non-income producing.

ADR American Depository Receipt
PT Perseroan Terbatas
plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2017

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)

Banks (1.4%)
Wells Fargo & Co.	5.63%	06/15/2022	126,100	3,271,034

Real Estate Investment Trusts (1.3%)
Public Storage	5.15%	06/02/2022	121,127	3,030,598

Total investment in preferred stocks (2.7%) (cost $6,279,785)				6,301,632

Commercial Mortgage-Backed Securities			Principal Amount ($)
JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	06/15/2018	1,412,330	1,417,269
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	05/15/2021	1,000,000	1,050,212
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	06/15/2019	1,019,483	1,022,853
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	04/10/2022	800,220	810,585

Total investment in commercial mortgage-backed securities (1.9%) (cost $4,376,501)				4,300,919

Corporate Bonds

Air Transportation (0.6%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,200,924	1,306,245

Apparel (3.1%)
Hanesbrands Inc.	4.63%	05/15/2024	3,000,000	3,060,000
VF Corp.	3.50%	09/01/2021	4,000,000	4,128,736

				7,188,736

Chemicals (1.8%)
Praxair Inc.	3.20%	01/30/2026	3,977,000	4,085,202

Computers (2.5%)
Apple Inc.	2.85%	02/23/2023	4,000,000	4,054,188
Apple Inc.	4.38%	05/13/2045	1,500,000	1,689,852

				5,744,040

Entertainment (3.5%)
Comcast Corp.	3.38%	02/15/2025	4,000,000	4,106,988
The Walt Disney Co. [l]	2.95%	06/15/2027	4,000,000	3,980,384

				8,087,372

Financial Services (3.8%)
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	4,106,072
Mastercard Inc.	3.38%	04/01/2024	4,500,000	4,673,124

				8,779,196

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2017 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Health Care Products (1.7%)
Danaher Corp.	3.35%	09/15/2025	3,750,000	3,876,439

Health Care Services (1.8%)
Hologic Inc.	5.25%	07/15/2022	4,000,000	4,140,000

Home Products (1.6%)
The Clorox Company	3.50%	12/15/2024	3,500,000	3,609,575

Industrial Manufacturing (4.2%)
3M Company	2.88%	10/15/2027	2,000,000	1,989,276
Pentair Finance SA	3.15%	09/15/2022	4,050,000	3,973,892
Sealed Air Corp.	5.25%	04/01/2023	3,500,000	3,727,500

				9,690,668

Insurance (1.5%)
Verisk Analytics Inc.	5.50%	06/15/2045	3,000,000	3,495,288

Internet (1.6%)
Alphabet Inc.	2.00%	08/15/2026	4,000,000	3,771,220

Medical Equipment (1.3%)
Agilent Technologies Inc.	3.20%	10/01/2022	2,000,000	2,016,996
Agilent Technologies Inc.	3.05%	09/22/2026	1,000,000	961,203

				2,978,199

Oil & Gas (1.5%)
National Oilwell Varco Inc.	2.60%	12/01/2022	3,500,000	3,417,932

Pharmaceuticals (4.5%)
Bristol-Myers Squibb Co.	3.25%	02/27/2027	3,500,000	3,596,607
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,092,378
Novartis Capital Corp.	3.00%	11/20/2025	4,500,000	4,549,428

				10,238,413

Real Estate Investment Trusts (2.7%)
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	3,030,500
Regency Centers LP	3.75%	06/15/2024	3,000,000	3,058,089

				6,088,589

Retail (4.6%)
Costco Wholesale Corp.	2.25%	02/15/2022	3,000,000	2,983,206
Masco Corp.	3.50%	04/01/2021	4,000,000	4,062,600
Nordstrom Inc.	4.00%	10/15/2021	1,500,000	1,551,591
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	1,992,494

				10,589,891

Semiconductor Capital Equipment (1.6%)
Applied Materials Inc.	3.90%	10/01/2025	3,500,000	3,714,956

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2017 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Semiconductors (3.1%)
Altera Corp.	4.10%	11/15/2023	3,000,000	3,224,811
KLA-Tencor Corp.	4.65%	11/01/2024	3,500,000	3,796,433

				7,021,244

Services (1.8%)
Hilton Worldwide Finance LLC	4.63%	04/01/2025	4,000,000	4,110,000

Snack & Juice Bars (2.5%)
Starbucks Corp.	3.85%	10/01/2023	3,500,000	3,719,615
Starbucks Corp.	2.45%	06/15/2026	2,000,000	1,927,992

				5,647,607

Software (4.5%)
Adobe Systems Inc.	3.25%	02/01/2025	3,000,000	3,080,943
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,357,936
Microsoft Corp.	2.40%	08/08/2026	4,000,000	3,857,460

				10,296,339

Transportation (4.4%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,500,000	3,700,214
FedEx Corp.	2.70%	04/15/2023	3,000,000	2,986,902
United Parcel Service Inc.	2.45%	10/01/2022	3,500,000	3,491,576

				10,178,692

Waste Management (2.2%)
Waste Management Inc.	2.90%	09/15/2022	2,500,000	2,514,145
Waste Management Inc.	3.50%	05/15/2024	2,500,000	2,588,460

				5,102,605

Total investment in corporate bonds (62.4%) (cost $142,763,314)				143,158,448

Federal Agency Mortgage-Backed Securities
Fannie Mae Pool 890430	3.50%	07/01/2027	775,228	802,137
Fannie Mae Pool AB5163	2.50%	05/01/2027	2,378,335	2,390,231
Fannie Mae Pool AK2413	4.00%	02/01/2042	2,756,480	2,909,599
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,019,547	1,079,744
Fannie Mae Pool AV0971	3.50%	08/01/2026	740,243	764,274
Fannie Mae Pool BH1207	4.00%	06/01/2047	4,440,354	4,667,789
Freddie Mac Pool C91754	4.50%	02/01/2034	940,670	1,008,473
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,180,294	1,245,445
Freddie Mac Pool Q52093	3.50%	11/01/2047	4,488,627	4,616,503
Freddie Mac Pool V82155	4.00%	12/01/2045	964,752	1,016,096

Total investment in federal agency mortgage-backed securities (8.9%) (cost $20,714,883)				20,500,291

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2017 (continued)

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	4,000,240

Total investment in supranational bonds (1.8%) (cost $4,005,281)				4,000,240

U.S. Government Treasury Bonds
U.S. Treasury	1.88%	12/31/2019	3,000,000	2,999,064
U.S. Treasury	1.50%	07/15/2020	1,000,000	989,297
U.S. Treasury	1.88%	12/15/2020	2,000,000	1,994,218
U.S. Treasury	1.75%	06/30/2022	2,000,000	1,963,828
U.S. Treasury	1.88%	07/31/2022	3,000,000	2,959,335
U.S. Treasury	1.75%	01/31/2023	3,000,000	2,932,500
U.S. Treasury	2.75%	11/15/2023	4,000,000	4,108,280
U.S. Treasury	2.75%	02/15/2024	2,000,000	2,052,500
U.S. Treasury	2.50%	05/15/2024	2,000,000	2,022,578
U.S. Treasury	2.00%	06/30/2024	2,000,000	1,961,718
U.S. Treasury	2.25%	11/15/2024	4,000,000	3,979,375
U.S. Treasury	2.13%	05/15/2025	2,000,000	1,969,454
U.S. Treasury	2.38%	05/15/2027	3,000,000	2,991,444
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,094,440	1,115,492
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,089,840	1,085,450
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,040,160	1,041,749
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,177,430	1,323,358

Total investment in U.S. government treasury bonds (16.3%) (cost $37,446,018)				37,489,640

Total investment in long-term securities (94.0%) (cost $215,585,783)				215,751,170

Short-Term Securities

Community Development Loans (0.6%) a
MicroVest Plus, LP Note	2.25%	10/15/2018	1,500,000	1,428,987

Time Deposits (5.2%)
BBH Cash Management Service
ANZ, Melbourne	0.92%	01/02/2018	11,935,837	11,935,837

U.S. Treasury Bill (0.9%)
U.S. Treasury Bill	0.00%	07/19/2018	2,000,000	1,986,589

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2017 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.7%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.18%		3,963,575	3,963,575

Total short-term securities (8.4%) (cost $19,314,988)				19,314,988

Total securities (102.4%) (cost $234,900,771)				235,066,158

Payable upon return of securities loaned (-1.7%)				(3,963,575)

Other assets and liabilities (-0.7%)				(1,576,713)

Total net assets (100.0%)				229,525,870

l This security, or partial position of this security, was on loan at December 31, 2017. The total value of the securities on loan at December 31, 2017 was $3,883,030.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffiliated

(cost $897,821,690, $11,576,698,141, $4,160,081,839, $2,230,029,377, $14,236,112, $215,585,783)	$1,053,080,885	$15,332,276,188	$4,833,998,650

Investments in stocks, at market value – Affiliated

(cost of $0, $288,125,305, $0, $0, $0, $0)	-	448,353,582	-

Investments in short-term securities

(at cost which approximates market value)	71,963,082	363,467,690	507,697,639

Receivables

Dividends and interest	1,122,597	22,943,342	1,015,039

Capital shares sold	388,460	12,756,329	13,223,533

Due from Parnassus Investments	-	-	-

Other assets	43,516	185,654	71,735

Total assets	$1,126,598,540	$16,179,982,785	$5,356,006,596
Liabilities

Payable upon return of loaned securities	39,477,179	-	129,306,045

Payable for investment securities purchased	-	-	-

Capital shares redeemed	592,054	54,778,549	5,988,844

Fees payable to Parnassus Investments	616,446	8,542,905	3,104,154

Accounts payable and accrued expenses	236,681	1,423,947	225,389

Total liabilities	$40,922,360	$64,745,401	$138,624,432

Net assets	$1,085,676,180	$16,115,237,384	$5,217,382,164
Net assets consist of

Undistributed net investment income (loss)	1,476,189	(1,933,527)	-

Unrealized appreciation on securities and foreign currency	155,259,195	3,915,806,324	673,916,811

Accumulated net realized gain on securities and foreign currency	(2,495,694)	(2,490,194)	55,532,975

Capital paid-in	931,436,490	12,203,854,781	4,487,932,378

Total net assets	$1,085,676,180	$16,115,237,384	$5,217,382,164
Net asset value and offering per share

Net assets investor shares	$923,261,793	$9,870,058,517	$4,185,857,038

Net assets institutional shares	$162,414,387	$6,245,178,867	$1,031,525,126

Shares outstanding investor shares	19,126,843	231,319,321	112,584,475

Shares outstanding institutional shares	3,365,925	146,149,335	27,724,005

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$48.27	$42.67	$37.18

Institutional shares	$48.25	$42.73	$37.21

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$2,620,436,770	$15,825,145	$215,751,170

-	-	-

265,287,819	498,168	19,314,988

5,127,592	21,049	1,524,073

4,412,590	31,850	145,836

-	6,364	-

52,487	28,946	34,995

$2,895,317,258	$16,411,522	$236,771,062

86,572,648	-	3,963,575

-	-	2,998,436

5,276,682	7,170	147,800

1,570,515	-	69,839

249,433	17,115	65,542

$93,669,278	$24,285	$7,245,192

$2,801,647,980	$16,387,237	$229,525,870

2,045,484	13,688	-

390,407,393	1,589,093	165,387

(21,882,948)	344,097	332,173

2,431,078,051	14,440,359	229,028,310

$2,801,647,980	$16,387,237	$229,525,870

$2,021,276,169	$9,685,806	$182,160,523

$780,371,811	$6,701,431	$47,365,347

63,025,369	509,274	11,010,714

24,304,167	350,838	2,863,638

$32.07	$19.02	$16.54

$32.11	$19.10	$16.54

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$18,137,163	$293,256,257	$78,556,704

Dividends – Affiliated	-	11,110,808	-

Interest	239,775	3,052,427	1,787,002

Securities lending	55,296	275,125	171,166

Other income	512	(59)	-

Foreign witholding tax	(328,161)	(2,942,231)	(937,627)

Total investment income	$18,104,585	$304,752,327	$79,577,245
Expenses

Investment advisory fees	6,180,184	91,098,504	28,420,617

Transfer agent fees

Investor shares	274,798	513,005	384,505

Institutional shares	7,555	434,654	8,980

Fund administration	320,720	4,977,874	1,362,992

Service provider fees	1,165,262	23,331,879	6,875,639

Reports to shareholders	109,651	1,286,539	384,102

Registration fees and expenses	90,674	315,609	201,431

Custody fees	37,537	453,560	167,687

Overdraft charges	1,538	38,507	17,250

Professional fees	52,403	231,790	125,895

Trustee fees and expenses	17,890	293,461	72,729

Proxy voting fees	2,692	3,982	4,018

Pricing service fees	4,790	4,530	4,785

Other expenses	16,572	260,955	42,211

Total expenses	$8,282,266	$123,244,849	$38,072,841

Fees waived by Parnassus Investments	-	-	-

Net expenses	$8,282,266	$123,244,849	$38,072,841

Net investment gain	$9,822,319	$181,507,478	$41,504,404
Realized and unrealized gain on investments and foreign currency related transactions

Net realized gain from securities transactions – Unaffiliated	73,482,823	1,078,616,554	357,499,761

Net realized gain from securities transactions – Affiliated	-	-	-

Net realized gain from foreign currency related transactions	-	-	-

Net change in unrealized appreciation of securities – Unaffiliated	64,635,974	1,166,929,707	374,012,412

Net change in unrealized depreciation of securities – Affiliated	-	(20,060,674)	-

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain on securities and foreign currency related transactions	$138,118,797	$2,225,485,587	$731,512,173

Net increase in net assets resulting from operations	$147,941,116	$2,406,993,065	$773,016,577

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$43,695,272	$316,738	$286,264

-	-	-

829,975	3,158	6,485,423

154,708	-	1,401

-	16	-

(610,332)	(15,762)	-

$44,069,623	$304,150	$6,773,088

17,312,887	163,569	1,138,787

251,595	15,333	71,612

2,768	290	2,395

770,877	4,745	73,673

4,029,010	11,502	348,323

287,010	7,661	36,131

138,501	50,340	35,376

95,643	6,968	13,628

-	217	79

57,028	45,713	21,067

44,948	814	5,744

2,692	2,692	1

4,800	16,321	8,624

24,996	2,271	5,325

$23,022,755	$328,436	$1,760,765

(430,411)	(158,178)	(266,486)

$22,592,344	$170,258	$1,494,279

$21,477,279	$133,892	$5,278,809

92,538,256	1,278,586	677,256

-	-	-

-	61,548	-

233,723,141	1,004,968	1,144,295

-	-	-

-	206,923	-

$326,261,397	$2,552,025	$1,821,551

$347,738,676	$2,685,917	$7,100,360

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2017

	Parnassus Fund		Parnassus Core Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Investment income from operations
Net investment income	$9,822,319	$6,865,739	$181,507,478	$144,185,839
Net realized gain from securities transactions	73,482,823	9,527,328	1,078,616,554	422,253,124
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation (depreciation) of securities	64,635,974	81,714,358	1,146,869,033	779,202,269
Net change in unrealized appreciation on foreign currency related transactions	-	-	-	-
Increase in net assets resulting from operations	$147,941,116	$98,107,425	$2,406,993,065	$1,345,641,232
Distributions
From net investment income
Investor shares	(8,540,650)	(6,211,673)	(131,603,378)	(97,502,432)
Institutional shares	(1,705,905)	(711,028)	(87,547,245)	(51,800,559)
From realized capital gains
Investor shares	(61,266,353)	(9,253,785)	(556,043,266)	(276,161,758)
Institutional shares	(9,983,715)	(846,206)	(351,949,409)	(120,825,175)
Distributions to shareholders	$(81,496,623)	$(17,022,692)	$(1,127,143,298)	$(546,289,924)
Capital share transactions
Investor shares
Proceeds from sale of shares	224,555,031	133,547,771	1,508,188,846	2,824,169,780
Reinvestment of dividends	67,850,609	15,082,411	681,913,192	370,823,490
Shares repurchased	(205,040,418)	(155,939,489)	(3,382,979,142)	(1,907,325,036)
Institutional shares
Proceeds from sale of shares	88,662,671	27,356,665	2,327,391,681	1,578,075,919
Reinvestment of dividends	11,219,954	1,482,346	356,456,177	127,194,744
Shares repurchased	(22,146,832)	(3,368,830)	(1,453,510,562)	(916,763,596)
Increase in net assets from capital share transactions	165,101,015	18,160,874	37,460,192	2,076,175,301
Increase in net assets	$231,545,508	$99,245,607	$1,317,309,959	$2,875,526,609
Net Assets
Beginning of year	854,130,672	754,885,065	14,797,927,425	11,922,400,816
End of year	$1,085,676,180	$854,130,672	$16,115,237,384	$14,797,927,425
Undistributed net investment income (loss)	$1,476,189	$2,569,663	$(1,933,527)	$(12,681,649)
Shares issued and redeemed
Investor shares
Shares sold	4,706,141	3,258,316	36,346,418	74,015,714
Shares issued through dividend reinvestment	1,425,829	339,229	16,203,184	9,568,183
Shares repurchased	(4,257,798)	(3,864,923)	(80,862,765)	(50,307,927)
Institutional shares
Shares sold	1,845,103	655,245	55,673,068	41,647,250
Shares issued through dividend reinvestment	235,501	33,278	8,450,001	3,274,865
Shares repurchased	(457,005)	(82,079)	(34,792,490)	(24,076,020)
Net increase (decrease) in shares outstanding
Investor shares	1,874,172	(267,378)	(28,313,163)	33,275,970
Institutional shares	1,623,599	606,444	29,330,579	20,846,095

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$41,504,404	$10,775,651	$21,477,279	$7,146,323
357,499,761	70,374,664	92,538,256	27,352,382
-	-	-	-
374,012,412	267,871,746	233,723,141	97,182,171
-	-	-	-
$773,016,577	$349,022,061	$347,738,676	$131,680,876

(85,344,362)	(23,947,281)	(29,790,546)	(5,600,780)
(22,407,670)	(3,125,215)	(13,115,409)	(1,386,266)

(165,524,846)	(46,028,697)	(52,199,294)	(31,066,331)
(39,475,626)	(5,071,320)	(20,048,314)	(2,532,130)
$(312,752,504)	$(78,172,513)	$(115,153,563)	$(40,585,507)

2,387,291,707	1,362,577,892	925,624,325	1,045,852,674
234,871,765	67,388,328	78,144,137	35,390,738
(1,331,479,320)	(496,407,694)	(656,479,341)	(220,152,125)

798,134,970	238,492,750	532,557,081	285,047,685
59,314,656	7,722,344	30,597,593	3,500,569
(193,847,799)	(20,362,286)	(117,149,172)	(19,614,391)
1,954,285,979	1,159,411,334	793,294,623	1,130,025,150
$2,414,550,052	$1,430,260,882	$1,025,879,736	$1,221,120,519

2,802,832,112	1,372,571,230	1,775,768,244	554,647,725
$5,217,382,164	$2,802,832,112	$2,801,647,980	$1,775,768,244
$-	$1,424,490	$2,045,484	$(232,825)

67,644,108	43,762,135	30,163,394	37,166,642
6,215,559	2,053,728	2,438,127	1,223,175
(37,274,595)	(17,054,240)	(21,208,638)	(8,011,474)

22,551,107	7,701,176	17,214,813	9,989,778
1,567,221	234,921	952,351	120,706
(5,339,429)	(658,964)	(3,729,961)	(689,213)

36,585,072	28,761,623	11,392,883	30,378,343
18,778,899	7,277,133	14,437,203	9,421,271

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2017

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2017 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Investment income from operations
Net investment income	$133,892	$135,899	$5,278,809	$4,306,111
Net realized gain from securities transactions	1,278,586	13,754	677,256	946,156
Net realized gain (loss) on foreign currency related transactions	61,548	(117,876)	-	-
Net change in unrealized appreciation (depreciation) of securities	1,004,968	1,401,524	1,144,295	(831,242)
Net change in unrealized appreciation on foreign currency related transactions	206,923	68,212	-	-
Increase in net assets resulting from operations	$2,685,917	$1,501,513	$7,100,360	$4,421,025
Distributions
From net investment income
Investor shares	(101,267)	-	(4,505,190)	(4,185,576)
Institutional shares	(87,768)	-	(942,865)	(319,136)
From realized capital gains
Investor shares	(491,546)	-	-	(781,796)
Institutional shares	(323,442)	-	-	(67,763)
Distributions to shareholders	$(1,004,023)	-	$(5,448,055)	$(5,354,271)
Capital share transactions
Investor shares
Proceeds from sale of shares	4,269,608	1,645,710	76,388,408	65,063,171
Reinvestment of dividends	586,326	-	4,326,813	4,515,951
Shares repurchased	(4,248,746)	(1,250,370)	(93,582,289)	(57,568,779)
Institutional shares
Proceeds from sale of shares	1,660,033	143,099	33,089,367	16,464,877
Reinvestment of dividends	411,210	-	808,023	341,666
Shares repurchased	(197,795)	(105,832)	(7,329,331)	(3,572,291)
Increase in net assets from capital share transactions	2,480,636	432,607	13,700,991	25,244,595
Increase in net assets	$4,162,530	$1,934,120	$15,353,296	$24,311,349
Net Assets
Beginning of year	12,224,707	10,290,587	214,172,574	189,861,225
End of year	$16,387,237	$12,224,707	$229,525,870	$214,172,574
Undistributed net investment income (loss)	$13,688	$7,253	$-	$29,862
Shares issued and redeemed
Investor shares
Shares sold	230,004	106,700	4,598,378	3,882,920
Shares issued through dividend reinvestment	30,661	-	260,645	269,913
Shares repurchased	(226,777)	(80,121)	(5,629,448)	(3,449,146)
Institutional shares
Shares sold	88,935	10,372	1,993,176	987,913
Shares issued through dividend reinvestment	21,384	-	48,673	20,444
Shares repurchased	(10,658)	(7,883)	(441,259)	(215,698)
Net increase (decrease) in shares outstanding
Investor shares	33,888	26,579	(770,425)	703,687
Institutional shares	99,661	2,489	1,600,590	792,659

The accompanying notes are an integral part of these financial statements.

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

PARNASSUS FUNDS	Annual Report • 2017

Notes to Financial Statements (continued)

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.15% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2017, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA)	7,065,760	(7,065,760)	-
MS Securities Services Inc.	16,918,578	(16,918,578)	-
MS Securities Services Inc.	14,695,720	(14,695,720)	-
Total	38,680,058	(38,680,058)	-

Parnassus Endeavor Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets Inc.	30,680,000	(30,680,000)	-
Citigroup Global Markets Inc.	15,340,000	(15,340,000)	-
Citigroup Global Markets Inc.	15,340,000	(15,340,000)	-
Deutsche Bank Securities Inc.	2,015,676	(2,015,676)	-
JP Morgan Securities LLC	24,168,170	(24,168,170)	-
MS Securities Services Inc.	21,476,000	(21,476,000)	-
MS Securities Services Inc.	17,570,436	(17,570,436)	-
Total	126,590,282	(126,590,282)	-

PARNASSUS FUNDS	Annual Report • 2017

Notes to Financial Statements (continued)

Parnassus Mid Cap Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	3,284,886	(3,284,886)	-
Barclays Capital Inc.	38,627	(38,627)	-
Barclays Capital Inc.	334,723	(334,723)	-
Barclays Capital Inc.	164,220	(164,220)	-
Barclays Capital Inc.	8,252,172	(8,252,172)	-
Barclays Capital Inc.	129,448	(129,448)	-
Barclays Capital Inc.	89,464	(89,464)	-
Credit Suisse Securities (USA)	1,503,743	(1,503,743)	-
Credit Suisse Securities (USA)	2,103,000	(2,103,000)	-
Deutsche Bank Securities Inc.	3,469,950	(3,469,950)	-
Deutsche Bank Securities Inc.	1,108,281	(1,108,281)	-
Deutsche Bank Securities Inc.	42,840	(42,840)	-
Goldman, Sach & Co.	5,966,211	(5,966,211)	-
Goldman, Sach & Co.	4,444,564	(4,444,564)	-
Goldman, Sach & Co.	16,824	(16,824)	-
Goldman, Sach & Co.	16,824	(16,824)	-
Goldman, Sach & Co.	5,299	(5,299)	-
Goldman, Sach & Co.	7,087,110	(7,087,110)	-
Goldman, Sach & Co.	757,080	(757,080)	-
JP Morgan Securities LLC	364,783	(364,783)	-
JP Morgan Securities LLC	1,020,592	(1,020,592)	-
JP Morgan Securities LLC	2,820,300	(2,820,300)	-
Merrill Lynch, Pierce, Fenner	18,905,970	(18,905,970)	-
Merrill Lynch, Pierce, Fenner	115,097	(115,097)	-
Merrill Lynch, Pierce, Fenner	1,299,480	(1,299,480)	-
MS Securities Services Inc.	16,504,429	(16,504,429)	-
UBS Securities LLC	4,876,586	(4,876,586)	-
Total	84,722,503	(84,722,503)	-

Parnassus Fixed Income Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	3,405,730	(3,405,730)	-
JP Morgan Securities LLC	477,300	(477,300)	-
Total	3,883,030	(3,883,030)	-

[1]

Collateral value of $39,477,179, $129,306,045, $86,572,648 and $3,963,575 has been received in connection with securities lending agreements for Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of December 31, 2017, there is no contractual maturity date for the gross obligation of the equity securities on loan in the Parnassus Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Fund, in the amounts of $39,477,179, $129,306,045 and $86,572,648, respectively, as well as the corporate securities on loan in the Parnassus Fixed Income Fund in the amount of $3,963,575.

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Fund, Parnassus Core Equity Fund and Parnassus Endeavor Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Fund, Parnassus Core Equity Fund and Parnassus Fixed Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates.

PARNASSUS FUNDS	Annual Report • 2017

Notes to Financial Statements (continued)

These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2014 or state taxing authorities before 2013.

Tax Matters and Distributions

At December 31, 2017, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund		Parnassus Core Equity Fund		Parnassus Endeavor Fund
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary Income	$10,246,555	$6,922,701	$206,763,094	$149,167,371	$107,752,032	$27,072,496
Long-term capital gains	71,250,068	10,099,991	920,380,204	397,122,553	205,000,472	51,100,017
Total distributions	$81,496,623	$17,022,692	$1,127,143,298	$546,289,924	$312,752,504	$78,172,513

	Parnassus Mid Cap Fund		Parnassus Asia Fund		Parnassus Fixed Income Fund
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary Income	$43,330,674	$6,987,046	$189,035	$-	$5,448,055	$4,504,712
Long-term capital gains	71,822,889	33,598,461	814,988	-	-	849,559
Total distributions	$115,153,563	$40,585,507	$1,004,023	$-	$5,448,055	$5,354,271

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$972,280,466	$12,230,224,663	$4,678,488,721	$2,496,182,662	$14,738,597	$234,900,771
Gross unrealized appreciation	$189,411,452	$4,162,017,679	$771,610,963	$416,031,590	$2,589,937	$2,111,527
Gross unrealized depreciation	$(36,647,951)	$(248,144,882)	$(108,403,395)	$(26,489,663)	$(1,005,161)	$(1,946,140)
Net unrealized appreciation	$152,763,501	$3,913,872,797	$663,207,568	$389,541,927	$1,584,776	$165,387
Distributable earnings – ordinary income	$10,029,205	$206,763,094	$127,490,672	$43,407,008	$178,887	$5,749,975
Distributable earnings – long-term capital gains	$74,908,340	$1,048,962,810	$276,285,857	$87,238,540	$1,163,402	$390
Undistributed earnings – ordinary income	$1,476,189	$-	$21,163,131	$76,334	$13,804	$331,782
Undistributed earnings – long-term capital gains	$-	$-	$45,079,087	$-	$348,414	$390

At December 31, 2017, there were no estimated net capital loss carry forward for the Parnassus Funds.

Late year capital losses as of December 31, 2017, which are deferred until 2018 for income tax purposes were as follows:

Fund	Capital
Parnassus Core Equity Fund	$2,490,195
Parnassus Mid Cap Fund	19,048,330

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2017. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase/Decrease in Accumulated Net Investment Income/Loss	Decrease in Accumulated Net Realized Loss	Increase/Decrease in Aggregate Capital Paid-In
Parnassus Fund	$(669,238)	$(7,019,303)	$7,688,541
Parnassus Core Equity Fund	48,391,267	(222,442,537)	174,051,270
Parnassus Endeavor Fund	64,823,138	(104,334,843)	39,511,705
Parnassus Mid Cap Fund	23,706,985	(40,237,853)	16,530,868
Parnassus Asia Fund	61,578	(61,544)	(34)
Parnassus Fixed Income Fund	139,384	(139,385)	1

PARNASSUS FUNDS	Annual Report • 2017

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2017, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$63,876,690	$-	$-	$63,876,690

Consumer Staples	34,475,400	-	-	34,475,400

Financials	204,727,300	-	-	204,727,300

Health Care	188,131,995	-	-	188,131,995

Industrials	150,574,500	-	-	150,574,500

Information Technology	273,313,100	-	-	273,313,100

Materials	108,721,900	-	-	108,721,900

Real Estate	29,260,000	-	-	29,260,000

Short-Term Investments	69,527,446	-	2,435,636	71,963,082
Total	$1,122,608,331	$-	$2,435,636	$1,125,043,967

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$1,825,057,251	$-	$-	$1,825,057,251

Consumer Staples	2,225,587,033	-	-	2,225,587,033

Energy	164,002,302	-	-	164,002,302

Financials	1,105,376,555	-	-	1,105,376,555

Health Care	2,829,840,906	-	-	2,829,840,906

Industrials	2,045,260,289	-	-	2,045,260,289

Information Technology	3,228,796,697	-	-	3,228,796,697

Materials	1,039,167,099	-	-	1,039,167,099

Real Estate	645,439,698	-	-	645,439,698

Utilities	672,101,940	-	-	672,101,940

Short-Term Investments	352,651,250	-	10,816,440	363,467,690
Total	$16,133,281,020	$-	$10,816,440	$16,144,097,460

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$519,401,000	$-	$-	$519,401,000

Consumer Staples	65,142,000	-	-	65,142,000

Financials	880,888,000	-	-	880,888,000

Health Care	1,340,620,750	-	-	1,340,620,750

Industrials	448,329,000	-	-	448,329,000

Information Technology	1,579,617,900	-	-	1,579,617,900

Short-Term Investments	506,755,429	-	942,210	507,697,639
Total	$5,340,754,079	$-	$942,210	$5,341,696,289

Parnassus Mid Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$304,263,721	$-	$-	$304,263,721

Consumer Staples	291,696,181	-	-	291,696,181

Energy	73,144,445	-	-	73,144,445

Financials	240,895,799	-	-	240,895,799

Health Care	329,340,776	-	-	329,340,776

Industrials	434,418,612	-	-	434,418,612

Information Technology	375,071,401	-	-	375,071,401

Materials	224,154,687	-	-	224,154,687

Real Estate	154,816,273	-	-	154,816,273

Utilities	192,634,875	-	-	192,634,875

Short-Term Investments	264,297,626	-	990,193	265,287,819
Total	$2,884,734,396	$-	$990,193	$2,885,724,589

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Australia	$-	$705,413	$-	$705,413

China	2,039,035	-	-	2,039,035

Hong Kong	-	2,398,100	-	2,398,100

India	689,580	-	-	689,580

Indonesia	-	305,929	-	305,929

Japan	-	4,978,287	-	4,978,287

Philippines	-	190,381	-	190,381

Singapore	-	399,252	-	399,252

South Korea	-	476,821	-	476,821

Taiwan	605,645	384,321	-	989,966

Thailand	-	231,501	-	231,501

United States	2,420,880	-	-	2,420,880

Short-Term Investments	498,168	-	-	498,168
Total	$6,253,308	$10,070,005	$-	$16,323,313

PARNASSUS FUNDS	Annual Report • 2017

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stock	$6,301,632	$-	$-	$6,301,632

Commercial Mortgage-Backed Securities	-	4,300,919	-	4,300,919

Corporate Bonds	-	143,158,448	-	143,158,448

Federal Agency Mortgage-Backed Securities	-	20,500,291	-	20,500,291

Supranational Bonds	-	4,000,240	-	4,000,240

U.S. Government Treasury Bonds	-	37,489,640	-	37,489,640

Short-Term Investments	17,886,001	-	1,428,987	19,314,988
Total	$24,187,633	$209,449,538	$1,428,987	$235,066,158

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2017:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Certificates of Deposit	Community Development Loans
Balance as of December 31, 2016	$2,330,141	$10,210,292	$-	$-	$2,382,055
Discounts/premiums amortization	(44,505)	6,148	(7,790)	(9,807)	46,932
Purchases	2,500,000	11,000,000	950,000	1,000,000	1,500,000
Sales	(2,350,000)	(10,400,000)	-	-	(2,500,000)
Balance as of December 31, 2017	$2,435,636	$10,816,440	$942,210	$990,193	$1,428,987

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$993,991	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$1,441,645	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

	Fair Value at December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$2,468,805	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,347,635	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%
Parnassus Endeavor Fund
Certificates of Deposit	$745,086	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$197,124	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%
Parnassus Mid Cap Fund
Certificates of Deposit	$990,193	Liquidity Discount	Discount for Lack of Marketability	4%
Parnassus Fixed Income Fund
Community Development Loans	$1,428,987	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

PARNASSUS FUNDS	Annual Report • 2017

Notes to Financial Statements (continued)

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2017 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$461,846,307	$-	$356,619,582
Parnassus Core Equity Fund	-	3,680,017,219	-	4,485,665,318
Parnassus Endeavor Fund	-	3,438,791,744	-	1,675,562,543
Parnassus Mid Cap Fund	-	1,371,057,281	-	751,471,184
Parnassus Asia Fund	-	6,215,069	-	4,394,751
Parnassus Fixed Income Fund	-	110,654,749	-	84,429,785

The above includes purchases and sales of U.S. Government securities in the amount of $18,000,625 and $15,877,422, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the year ended December 31, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.94% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares and 1.25% of net assets for the Parnassus Asia Fund Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2017.

Annual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds –Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Shares do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2017, the Parnassus Core Equity Fund below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2017 is set forth below.

	Beginning shares as of January 1, 2017	Shares purchased	Shares sold	Ending shares as of December 31, 2017	Market Value of affiliates at December 31, 2017	Net realized gain (loss) at December 31, 2017	Net unrealized appreciation (depreciation) at December 31, 2017	Dividend Income at December 31, 2017

Parnassus Core Equity Fund
Name of Company:
MDU Resources Group Inc.	11,324,166	-	-	11,324,166	$304,393,582	$-	$(21,402,674)	$8,719,608
WD-40 Co.	1,220,000	-	-	1,220,000	143,960,000	-	1,342,000	2,391,200
Total Affiliates					$448,353,582	$-	$(20,060,674)	$11,110,808

PARNASSUS FUNDS	Annual Report • 2017

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund – Investor Shares
2017	$44.97	$0.46	$6.68	$7.14	$(0.45)	$(3.39)	$-	$(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	-	(0.92)
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	-	(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	-	(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
Parnassus Fund – Institutional Shares
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	-	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	-	(0.99)
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	-	(8.00)
Parnassus Core Equity Fund – Investor Shares
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	-	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	-	(1.49)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	-	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
Parnassus Core Equity Fund – Institutional Shares
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	-	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	-	(1.57)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	-	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
Parnassus Endeavor Fund – Investor Shares
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	-	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	-	(1.07)
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	-	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
Parnassus Endeavor Fund – Institutional Shares
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	-	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	-	(1.12)
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	-	(2.93)
Parnassus Mid Cap Fund – Investor Shares
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	-	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	-	(0.80)
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	-	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)

Annual Report • 2017	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund – Investor Shares
$48.27	16.08%		$923,262	0.84%		0.84%		0.96%		37.45%
44.97	13.46		775,818	0.86		0.86		0.90		41.70
40.46	0.26		708,944	0.84		0.84		0.64		68.52
48.09	14.68		679,130	0.84		0.84		0.47		60.44
45.86	34.22		572,301	0.86		0.86		0.54		64.87
Parnassus Fund – Institutional Shares
48.25	16.25		162,414	0.69		0.69		1.11		37.45
44.95	13.59		78,313	0.71		0.71		1.04		41.70
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)
Parnassus Core Equity Fund – Investor Shares
42.67	16.58		9,870,059	0.87		0.87		1.09		24.52
39.29	10.41		10,200,768	0.87		0.87		1.03		22.89
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32
36.68	34.01		6,282,235	0.87		0.87		1.28		16.93
Parnassus Core Equity Fund – Institutional Shares
42.73	16.81		6,245,179	0.64		0.64		1.31		24.52
39.35	10.61		4,597,160	0.66		0.66		1.25		22.89
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32
36.73	34.13		1,809,054	0.69		0.69		1.44		16.93
Parnassus Endeavor Fund – Investor Shares
37.18	19.81		4,185,857	0.92		0.92		0.94		43.21
32.99	21.42		2,507,515	0.97		0.95		0.64		34.08
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51
26.99	31.15		475,940	1.07		1.07		0.53		41.20
Parnassus Endeavor Fund – Institutional Shares
37.21	20.03		1,031,525	0.72		0.72		1.12		43.21
33.01	21.68		295,317	0.74		0.74		0.80		34.08
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)
Parnassus Mid Cap Fund – Investor Shares
32.07	15.79		2,021,276	1.01		0.99		0.83		33.27
28.87	16.07		1,490,587	1.01		0.99		0.75		18.81
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62
25.10	28.27		241,162	1.14		1.14		0.55		20.70

PARNASSUS FUNDS	Annual Report • 2017

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Mid Cap Fund – Institutional Shares
2017	$28.90	$0.34	$4.29	$4.63	$(0.55)	$(0.87)	$-	$(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	-	(0.83)
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	-	(1.69)
Parnassus Asia Fund – Investor Shares
2017	16.80	0.15	3.27	3.42	(0.20)	(1.00)	-	(1.20)
2016	14.74	0.17	1.89	2.06	-	-	-	-
2015	16.72	0.24	(2.22)	(1.98)	-	-	-	-
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(g)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Asia Fund – Institutional Shares
2017	16.88	0.20	3.27	3.47	(0.25)	(1.00)	-	(1.25)
2016	14.78	0.22	1.88	2.10	-	-	-	-
For the period ended December 31, 2015(d)	17.91	0.23	(3.36)	(3.13)	-	-	-	-
Parnassus Fixed Income Fund – Investor Shares
2017	16.42	0.37	0.14	0.51	(0.39)	-	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	-	(0.42)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	-	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
Parnassus Fixed Income Fund – Institutional Shares
2017	16.41	0.41	0.14	0.55	(0.42)	-	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	-	(0.45)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	-	(0.25)

Annual Report • 2017	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Mid Cap Fund – Institutional Shares
$32.11	16.04%		$780,372	0.75%		0.75%		1.09%		33.27%
28.90	16.28		285,182	0.80		0.80		0.95		18.81
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)
Parnassus Asia Fund – Investor Shares
19.02	20.39		9,686	2.95		1.25		0.81		31.35
16.80	13.98		7,985	3.13		1.25		1.14		46.04
14.74	(11.84)		6,616	2.50		1.25		1.50		59.89
16.72	7.84		7,457	3.53		1.25		1.11		24.41
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Asia Fund – Institutional Shares
19.10	20.60		6,701	0.97		0.97		1.06		31.35
16.88	14.21		4,240	0.96		0.96		1.42		46.04
14.78	(17.48	)(e)	3,675	0.94	(f)	0.94	(f)	2.24	(f)	49.07	(e)
Parnassus Fixed Income Fund – Investor Shares
16.54	3.10		182,161	0.82		0.68		2.25		38.48
16.42	2.42		193,440	0.80		0.68		2.04		39.47
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
Parnassus Fixed Income Fund – Institutional Shares
16.54	3.37		47,365	0.47		0.47		2.46		38.48
16.41	2.55		20,733	0.49		0.49		2.22		39.47
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 1.25% for the Parnassus Asia Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.83% for the Parnassus Endeavor Fund – Institutional Shares, 0.85% for the Parnassus Mid Cap Fund – Institutional Shares, 1.22% for the Parnassus Asia Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares, the Parnassus Asia Fund –Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

(g) The Parnassus Asia Fund – Investor Shares commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(h) Amount less than $0.01.

PARNASSUS FUNDS	Annual Report • 2017

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†

Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Jerome L. Dodson

Age	63	69	54	74

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Lead Independent Trustee	Trustee, Audit Committee Chairman	Trustee	Chairman of the Board, CEO and Trustee

Term of Office and Length of Service	Indefinite.* Since 2013.	Indefinite.* Since 2012.	Indefinite.* Since July 2017.	Indefinite. As Trustee, since 1992 for Parnassus Income Funds and since 1984 for Parnassus Funds. As Chairman of the Board and Chief Executive Officer, since July 2017.

Principal Occupation(s) During Past 5 Years	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	Independent Trustee, FAM Funds, since 2012. Previously employed by Investment Company Institute from 1986 to 2012, serving as Vice President, Operations & Continuing Education from 1993 to 2012.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	President of the Parnassus Funds and the Parnassus Income Funds from their inceptions to July 2017. Chief Executive Officer and Director of Parnassus Investments since 1984. President of Parnassus Investments from 1984 to January 2017.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	CVS Health Corporation	FAM Funds	None	None

§	“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

*	Subject to the mandatory retirement age for independent Trustees.

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website(www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2017	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§

Name	Benjamin E. Allen	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount

Age	40	40	45	52	47

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	President	Executive Vice President and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2015. As President, since 2017.	Indefinite. Since 2007. As Executive Vice President since 2017.	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.

Principal Occupation(s) During Past 5 Years	President of Parnassus Investments since January 2017, Co-Portfolio Manager of Parnassus Core Equity Fund since 2012. Director of Research at Parnassus Investments from 2007 to 2013.	Chief Financial Officer of Parnassus Investments since 2007. Treasurer of the Parnassus Funds and the Parnassus Income Funds since 2007.

Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Core Equity Fund since 2001.

				Chief Compliance Officer of Parnassus Investments, the Parnassus Funds and the Parnassus Income Funds since 2008.	Chief Compliance Officer of the Parnassus Funds Distributor since 2015. Senior Compliance Officer of Parnassus Investments since 2014. Project Manager of Parnassus Investments during 2013. Homemaker from 2009 to 2013.

PARNASSUS FUNDS	Annual Report • 2017

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2017, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	100.00%	100.00%

Parnassus Core Equity Fund	100.00%	100.00%

Parnassus Endeavor Fund	60.19%	60.88%

Parnassus Mid Cap Fund	90.51%	90.62%

Parnassus Asia Fund	100.00%	100.00%

Parnassus Fixed Income Fund	4.81%	4.81%

Go Paperless with E-Delivery

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2017. During the fiscal year ending December 31, 2017 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2016 and 2017 were $159,094 and $189,581 respectively and the Parnassus Income Funds fiscal year ended December 31, 2016 and 2017 were $114,476 and $136,419 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2016 and 2017 were $19,860 and $24,440 respectively and the Parnassus Income Funds fiscal years ended December 31, 2016 and 2017 were $12,200 and $14,600 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2016 and 2017, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2016 and 2017, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 9, 2018	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 9, 2018

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 9, 2018

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer